UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-02405, 811-09739 and 811-21434

Name of Fund:    BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap

Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), the Fund’s Institutional, Investor A and Class R Shares outperformed the blended reference benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), while the Fund’s Investor B and Investor C Shares underperformed the blended reference benchmark. For the same period, all of the Fund’s share classes outperformed the fixed income benchmark, the Barclays US Aggregate Bond Index, and underperformed the equity benchmark, the Russell 1000® Index.

What factors influenced performance?

•

From an asset allocation perspective, the Fund benefited from its overweight in equities relative to the blended reference benchmark as equities outperformed fixed income over the 12-month period. The Master Large Cap Core Portfolio generated strong positive returns, but underperformed the Russell 1000® Index, while the Master Total Return Portfolio outperformed the Barclays US Aggregate Bond Index.

•

Relative to the Russell 1000® Index, the Master Large Cap Core Portfolio benefited from maintaining a broad underweight to high-yielding, high-payout stocks, which outperformed in the first four months of 2013, but subsequently lagged. An analysis of these defensive groups, such as consumer staples, utilities, real estate investment trusts (“REITs”) and telecom stocks, indicated their relative valuations were higher than nearly any point in the last 30 years, thus the Master Large Cap Core Portfolio maintained underweights or entirely avoided these industries. Additional positive performance in the Fund’s equity allocation came from stock selection within financials, where an overweight in US money center banks and the avoidance of REITs proved advantageous. In the industrials sector, an overweight to airline stocks enhanced results. The Master Large Cap Core Portfolio underperformed the Russell 1000® Index due to stock selection within health care, where a lack of exposure to biotechnology - the top-performing industry in the sector - hindered results, while positioning within pharmaceuticals was another source of weakness. Additionally, within the information technology (“IT”) sector, holdings in the computers & peripherals and IT services industries hurt returns.

•

The Master Total Return Portfolio outperformed the Barclays US Aggregate Bond Index due largely to its positioning in spread sectors. Specifically, security selection and sector allocations in corporate credit, particularly within industrials, floating rate bank loans and high yield debt contributed positively to performance. Among securitized assets, a non-benchmark allocation to non-agency residential mortgage-backed securities (“MBS”) had a positive impact on results, as did positioning within commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Also driving performance was the Master Total Return Portfolio’s exposure to non-US dollar-denominated securities as well as currency exposures via foreign exchange contracts, particularly in the euro, Japanese yen and Australian dollar. Yield curve and duration positioning (management of interest rate risk) helped performance as well. Detracting from performance in the fixed income allocation was positioning within agency MBS, specifically an underweight in 30-year pass-through securities. A small exposure to equity indices, primarily for the purpose of hedging risk, also had a negative impact on results.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund’s equity allocation drifted higher due to strong market value appreciation during the 12-month period. Within equities, the Master Large Cap Core Portfolio significantly increased exposure to the financials, industrials and IT sectors, while notably reducing its weightings in consumer staples and utilities. In fixed income, the Master Total Return Portfolio significantly added to positions in CMBS and ABS and increased its allocations to US Treasury inflation-protected securities and agency MBS, particularly lower-coupon 30-year mortgage pass-through securities. The Master Total Return Portfolio reduced its allocation to investment grade corporate credit, particularly in the context of relatively unattractive valuations, embedded duration risk as well as potential leveraged buy-out event risks. Exposure to non-US dollar-denominated securities was also reduced, while the weighting in non-agency residential MBS remained relatively unchanged.

Describe portfolio positioning at period end.

•

At period end, the Fund continued to be slightly overweight in equities and underweight in fixed income relative to the blended reference benchmark. In equities, the Master Large Cap Core Portfolio held its largest sector overweights relative to the Russell 1000® Index in financials and health care, while consumer staples and utilities were the most significant underweights. Relative to the Barclays US Aggregate Bond Index, the Master Total Return Portfolio remained generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the most significant overweights were CMBS and ABS, while the Master Total Return Portfolio maintained an underweight in investment grade corporate credit. Within the government space, the Master Total Return Portfolio was underweight in US Treasuries and agency debentures and held an overweight in agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2013
				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.69%	1.38%	4.82%	12.42%	N/A	7.64%	N/A	6.31%	N/A
Investor A	1.35	1.05	4.71	12.14	6.25%	7.32	6.17%	6.00	5.43%
Investor B	0.61	0.30	4.13	10.94	6.44	6.28	5.96	5.27	5.27
Investor C	0.66	0.35	4.28	11.22	10.22	6.47	6.47	5.17	5.17
Class R	1.22	0.91	4.50	11.66	N/A	6.87	N/A	5.63	N/A
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	—	—	4.53	11.45	N/A	8.91	N/A	6.92	N/A
Barclays US Aggregate Bond Index	—	—	(1.77)	(1.68)	N/A	5.41	N/A	4.59	N/A
Russell 1000® Index	—	—	8.83	20.91	N/A	10.53	N/A	7.98	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.20	$3.42	$1,000.00	$1,021.59	$3.38	0.67%
Investor A	$1,000.00	$1,047.10	$4.90	$1,000.00	$1,020.14	$4.84	0.96%
Investor B	$1,000.00	$1,041.30	$10.08	$1,000.00	$1,015.06	$9.95	1.98%
Investor C	$1,000.00	$1,042.80	$8.86	$1,000.00	$1,016.26	$8.75	1.74%
Class R	$1,000.00	$1,045.00	$6.53	$1,000.00	$1,018.55	$6.44	1.28%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense table example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to

October 1, 2003 does not reflect any investment by the Fund in the Master Total Return Portfolio, and the performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Master Total Return Portfolio had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Master Total Return Portfolio pays higher short-term interest rates whereas the Master Total Return Portfolio’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Master Total Return Portfolio’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Master Total Return Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Master Total Return Portfolio’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Total Return Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Total Return Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Master Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of each of the Master Portfolio’s Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Master Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolios to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolios to hold an investment that they might otherwise sell. The Master Portfolios’ investments in these instruments are discussed in detail in each of the Master Portfolio’s Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	7

Statement of Assets and Liabilities	BlackRock Balanced Capital Fund, Inc.

September 30, 2013

Assets
Investments at value — Master Large Cap Core Portfolio (cost — $429,511,328)	$540,220,041
Investments at value — Master Total Return Portfolio (cost — $281,110,113)	284,578,832
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (shares — 16,206,029; cost — $16,206,029)	16,206,029
Capital shares sold receivable	470,413
Dividends receivable — affiliated	515
Prepaid expenses	49,414

Total assets	841,525,244

Liabilities
Capital shares redeemed payable	646,375
Service and distribution fees payable	151,553
Investment advisory fees payable	77,028
Other affiliates payable	34,796
Officer’s fees payable	7,025
Other accrued expenses payable	320,347

Total liabilities	1,237,124

Net Assets	$840,288,120

Net Assets Consist of
Paid-in capital	$642,328,108
Undistributed net investment income	3,541,325
Accumulated net realized gain	80,241,256
Net unrealized appreciation/depreciation	114,177,431

Net Assets	$840,288,120

Net Asset Value
Institutional — Based on net assets of $317,571,950 and 12,619,851 shares outstanding, 400 million shares authorized, $0.10 par value	$25.16

Investor A — Based on net assets of $445,295,356 and 17,736,583 shares outstanding, 200 million shares authorized, $0.10 par value	$25.11

Investor B — Based on net assets of $4,925,976 and 201,319 shares outstanding, 500 million shares authorized, $0.10 par value	$24.47

Investor C — Based on net assets of $63,952,408 and 2,757,095 shares outstanding, 200 million shares authorized, $0.10 par value	$23.20

Class R — Based on net assets of $8,542,430 and 356,475 shares outstanding, 500 million shares authorized, $0.10 par value	$23.96

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Statement of Operations	BlackRock Balanced Capital Fund, Inc.

Year Ended September 30, 2013

Investment Income
Dividends — affiliated	$2,141
Net investment income allocated from the Master Portfolios:
Interest — unaffiliated	13,009,202
Interest — affiliated	4
Dividends — unaffiliated	9,586,822
Foreign taxes withheld	(31,661)
Securities lending — affiliated	5,772
Dividends — affiliated	71,826
Total expenses	(3,739,564)
Fees waived	6,449

Total income	18,910,991

Fund Expenses
Investment advisory	3,824,235
Service — Investor A	1,107,548
Service and distribution — Investor B	59,628
Service and distribution — Investor C	623,065
Service and distribution — Class R	42,188
Transfer agent — Institutional	326,353
Transfer agent — Investor A	605,485
Transfer agent — Investor B	26,047
Transfer agent — Investor C	104,133
Transfer agent — Class R	21,064
Printing	100,837
Professional	97,209
Registration	78,293
Officer	38,017
Custodian	2,455
Miscellaneous	34,549

Total expenses	7,091,106
Less fees waived by Manager	(2,826,242)

Total expenses after fees waived	4,264,864

Net investment income	14,646,127

Realized and Unrealized Gain Allocated from the Master Portfolios
Net realized gain from investments, financial futures contracts, options written, swaps, foreign currency transactions and borrowed bonds	72,425,988
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, options written, swaps, foreign currency translations and borrowed bonds	13,989,532

Total realized and unrealized gain	86,415,520

Net Increase in Net Assets Resulting from Operations	$101,061,647

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	9

Statements of Changes in Net Assets	BlackRock Balanced Capital Fund, Inc.

	Year Ended September 30,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$14,646,127	$22,260,482
Net realized gain	72,425,988	36,492,085
Net change in unrealized appreciation/depreciation	13,989,532	133,899,018

Net increase in net assets resulting from operations	101,061,647	192,651,585

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(8,049,416)	(10,752,228)
Investor A	(7,536,107)	(8,660,377)
Investor B	(33,652)	(66,562)
Investor C	(470,066)	(825,009)
Class R	(110,809)	(145,892)
Net realized gain:
Institutional	(15,801,809)	—
Investor A	(16,530,590)	—
Investor B	(255,878)	—
Investor C	(2,479,925)	—
Class R	(352,601)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(51,620,853)	(20,450,068)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(160,432,633)	(232,710,814)

Net Assets
Total decrease in net assets	(110,991,839)	(60,509,297)
Beginning of year	951,279,959	1,011,789,256

End of year	$840,288,120	$951,279,959

Undistributed net investment income, end of year	$3,541,325	$4,093,021

[1]	Distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Balanced Capital Fund, Inc.

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$23.77	$20.18	$20.28	$19.17	$21.96	$23.68	$20.10	$20.21	$19.11	$21.88

Net investment income[1]	0.47	0.55	0.51	0.46	0.54	0.38	0.47	0.40	0.39	0.48
Net realized and unrealized gain (loss)	2.35	3.55	(0.13)	1.20	(1.60)	2.37	3.55	(0.10)	1.19	(1.58)

Net increase (decrease) from investment operations	2.82	4.10	0.38	1.66	(1.06)	2.75	4.02	0.30	1.58	(1.10)

Dividends and distributions from:[2]
Net investment income	(0.53)	(0.51)	(0.48)	(0.55)	(0.62)	(0.42)	(0.44)	(0.41)	(0.48)	(0.56)
Net realized gain	(0.90)	—	—	—	(1.11)	(0.90)	—	—	—	(1.11)

Total dividends and distributions	(1.43)	(0.51)	(0.48)	(0.55)	(1.73)	(1.32)	(0.44)	(0.41)	(0.48)	(1.67)

Net asset value, end of year	$25.16	$23.77	$20.18	$20.28	$19.17	$25.11	$23.68	$20.10	$20.21	$19.11

Total Investment Return[3]
Based on net asset value	12.42%	20.52%	1.67%	8.75%[4]	(3.53)%[5]	12.14%	20.16%	1.31%	8.38%[6]	(3.79)%[7]

Ratios to Average Net Assets[8]
Total expenses	0.98%	0.96%	1.07%	1.08%	0.85%	1.29%	1.28%	1.39%	1.40%	1.17%

Total expenses after fees waived	0.66%	0.66%	0.76%	0.76%	0.64%	0.97%	0.97%	1.07%	1.08%	0.95%

Net investment income	1.87%	2.45%	2.33%	2.28%	3.12%	1.51%	2.12%	1.83%	1.96%	2.80%

Supplemental Data
Net assets, end of year (000)	$317,572	$426,027	$511,458	$547,721	$626,711	$445,295	$447,620	$426,819	$488,087	$529,120

Portfolio turnover of the Fund[9]	—	—	—	—	94%[10]	—	—	—	—	94%[10]

Portfolio turnover of the Master Total Return Portfolio	777%[11]	1,346%[12]	1,771%[13]	1,754%[14]	708%[15]	777%[11]	1,346%[12]	1,771%[13]	1,754%[14]	708%[15]

Portfolio turnover of the Master Large Cap Core Portfolio	50%	128%	129%	173%	168%[16]	50%	128%	129%	173%	168%[16]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.32%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (3.88)%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.95%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.19)%.

[8]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Excludes transactions in the Master Portfolios.

[10]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 450%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.

[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.

[15]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.

[16]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	11

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$23.07	$19.55	$19.65	$18.56	$21.24	$21.92	$18.64	$18.77	$17.79	$20.51

Net investment income[1]	0.13	0.24	0.18	0.20	0.32	0.18	0.28	0.21	0.21	0.32
Net realized and unrealized gain (loss)	2.29	3.46	(0.10)	1.16	(1.55)	2.17	3.28	(0.08)	1.12	(1.50)

Net increase (decrease) from investment operations	2.42	3.70	0.08	1.36	(1.23)	2.35	3.56	0.13	1.33	(1.18)

Dividends and distributions from:[2]
Net investment income	(0.12)	(0.18)	(0.18)	(0.27)	(0.34)	(0.17)	(0.28)	(0.26)	(0.35)	(0.43)
Net realized gain	(0.90)	—	—	—	(1.11)	(0.90)	—	—	—	(1.11)

Total dividends and distributions	(1.02)	(0.18)	(0.18)	(0.27)	(1.45)	(1.07)	(0.28)	(0.26)	(0.35)	(1.54)

Net asset value, end of year	$24.47	$23.07	$19.55	$19.65	$18.56	$23.20	$21.92	$18.64	$18.77	$17.79

Total Investment Return[3]
Based on net asset value	10.94%	19.01%	0.34%	7.37%[4]	(4.69)%[5]	11.22%	19.22%	0.55%	7.53%[6]	(4.56)%[7]

Ratios to Average Net Assets[8]
Total expenses	2.33%	2.29%	2.36%	2.34%	2.09%	2.07%	2.06%	2.18%	2.20%	1.97%

Total expenses after fees waived	2.01%	1.98%	2.04%	2.02%	1.90%	1.75%	1.75%	1.87%	1.88%	1.76%

Net investment income	0.51%	1.13%	0.86%	1.03%	1.93%	0.72%	1.33%	1.04%	1.16%	2.00%

Supplemental Data
Net assets, end of year (000)	$4,926	$7,128	$8,786	$14,374	$23,963	$63,952	$61,541	$56,608	$61,017	$60,461

Portfolio turnover of the Fund[9]	—	—	—	—	94%[10]	—	—	—	—	94%[10]

Portfolio turnover of the Master Total Return Portfolio	777%[11]	1,346%[12]	1,771%[13]	1,754%[14]	708%[15]	777%[11]	1,346%[12]	1,771%[13]	1,754%[14]	708%[15]

Portfolio turnover of the Master Large Cap Core Portfolio	50%	128%	129%	173%	168%[16]	50%	128%	129%	173%	168%[16]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.82%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (5.10)%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.12%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.94)%.

[8]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Excludes transactions in the Master Portfolios.

[10]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 450%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.

[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.

[15]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.

[16]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Balanced Capital Fund, Inc.

	Class R
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$22.63	$19.22	$19.33	$18.31	$21.06

Net investment income[1]	0.28	0.37	0.30	0.29	0.38
Net realized and unrealized gain (loss)	2.24	3.39	(0.09)	1.14	(1.54)

Net increase (decrease) from investment operations	2.52	3.76	0.21	1.43	(1.16)
Dividends and distributions from:[2]
Net investment income	(0.29)	(0.35)	(0.32)	(0.41)	(0.48)
Net realized gain	(0.90)	—	—	—	(1.11)

Total dividends and distributions	(1.19)	(0.35)	(0.32)	(0.41)	(1.59)

Net asset value, end of year	$23.96	$22.63	$19.22	$19.33	$18.31

Total Investment Return[3]
Based on net asset value	11.66%	19.73%	0.96%	7.87%[4]	(4.25)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.66%	1.67%	1.77%	1.84%	1.64%

Total expenses after fees waived	1.33%	1.36%	1.46%	1.52%	1.42%

Net investment income	1.16%	1.73%	1.44%	1.51%	2.29%

Supplemental Data
Net assets, end of year (000)	$8,542	$8,963	$8,118	$9,737	$10,194

Portfolio turnover of the Fund[7]	—	—	—	—	94%[8]

Portfolio turnover of the Master Total Return Portfolio	777%[9]	1,346%[10]	1,771%[11]	1,754%[12]	708%[13]

Portfolio turnover of the Master Large Cap Core Portfolio	50%	128%	129%	173%	168%[14]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.53%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.62)%.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Excludes transactions in the Master Portfolios.

[8]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 450%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.

[14]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	13

Notes to Financial Statements	BlackRock Balanced Capital Fund, Inc.

1. Organization:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund, and investing the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at September 30, 2013 were 23.4% and 8.5%, respectively. The performance of the Fund is directly affected by the performance of the Master Portfolios. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios is discussed in Note 2 of each Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Investments in open-end registered investment companies are valued at NAV each business day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

	Level 1	Level 2	Level 3	Total
BlackRock Liquidity Funds, TempFund, Institutional Class	$16,206,029	—	—	$16,206,029

There were no transfers between levels during the year ended September 30, 2013.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses, and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million - $ 300 million	0.450%
$300 million - $ 400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee by the amount the Fund pays in connection with its investments in the Master Portfolios. For the year ended September 30, 2013, the Manager waived $2,823,447, which is included in fees waived by Manager in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,285,043	9,920,986	16,206,029	$2,141

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies except to the extent noted above with respect to Master Total Return Portfolio and Master Large Cap Core Portfolio, if any. For the year ended September 30, 2013, the Manager waived $2,795, which is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$21,094
Investor A	$27,474
Investor B	$1,421
Investor C	$4,414
Class R	$281

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $12,663.

For the year ended September 30, 2013, affiliates received CDSCs as follows:

Investor B	$2,800
Investor C	$2,094

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, the accounting for swap agreements, net paydown losses and the classification of investments were reclassified to the following accounts:

Undistributed net investment income	$1,002,227
Accumulated net realized gain	$(1,002,227)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	9/30/13	9/30/12
Ordinary income	$19,580,917	$20,450,068
Long-term capital gains	32,039,936	—

Total	$51,620,853	$20,450,068

As of September 30, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$27,889,733
Undistributed long-term capital gains	42,959,793
Net unrealized gains[1]	127,110,486

Total	$197,960,012

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2013.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)	BlackRock Balanced Capital Fund, Inc.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	587,970	$14,063,136	1,073,577	$24,117,916
Shares issued to shareholders in reinvestment of dividends and distributions	862,779	19,913,174	416,633	9,131,872
Shares redeemed	(6,751,385)	(161,100,560)	(8,919,131)	(205,195,951)

Net decrease	(5,300,636)	$(127,124,250)	(7,428,921)	$(171,946,163)

Investor A
Shares sold and automatic conversion of shares	1,091,500	$26,552,253	652,208	$14,663,133
Shares issued to shareholders in reinvestment of dividends and distributions	906,027	20,869,711	339,412	7,454,026
Shares redeemed	(3,160,000)	(76,081,120)	(3,323,937)	(74,381,031)

Net decrease	(1,162,473)	$(28,659,156)	(2,332,317)	$(52,263,872)

Investor B
Shares sold	15,539	$368,166	19,198	$418,334
Shares issued to shareholders in reinvestment of dividends and distributions	10,919	242,308	2,546	54,515
Shares redeemed and automatic conversion of shares	(134,128)	(3,134,895)	(162,078)	(3,515,240)

Net decrease	(107,670)	$(2,524,421)	(140,334)	$(3,042,391)

Investor C
Shares sold	382,333	$8,560,685	378,641	$7,719,246
Shares issued to shareholders in reinvestment of dividends and distributions	121,509	2,558,974	34,624	706,396
Shares redeemed	(554,790)	(12,372,766)	(642,851)	(13,310,001)

Net decrease	(50,948)	$(1,253,107)	(229,586)	$(4,884,359)

Class R
Shares sold	101,324	$2,340,471	111,890	$2,378,885
Shares issued to shareholders in reinvestment of dividends and distributions	21,204	463,410	6,922	145,567
Shares redeemed	(162,165)	(3,675,580)	(145,021)	(3,098,481)

Net decrease	(39,637)	$(871,699)	(26,209)	$(574,029)

Total Net Decrease	(6,661,364)	$(160,432,633)	(10,157,367)	$(232,710,814)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended September 30, 2013:

	Payable Dates
	12/24/12	7/19/13
Qualified Dividend Income for Individuals[1]	41.56%	19.07%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	40.03%	18.43%
Federal Obligation Interest[2]	3.18%	4.42%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[3]	42.69%	80.86%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.813871 per share to shareholders of record on December 20, 2012.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2013

Master Large Cap Core Portfolio	Percent of Long-Term Investments
Google, Inc., Class A	3%
Mastercard, Inc., Class A	3
3M Co.	3
JPMorgan Chase & Co.	3
Bank of America Corp.	3
Lowe’s Cos., Inc.	3
Comcast Corp., Class A	3
Citigroup, Inc.	3
U.S. Bancorp	3
Pfizer, Inc.	3

Master Large Cap Core Portfolio	Percent of Long-Term Investments
Financials	22%
Information Technology	21
Health Care	17
Consumer Discretionary	12
Industrials	11
Energy	11
Materials	3
Consumer Staples	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	19

Schedule of Investments September 30, 2013	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
The Boeing Co.	246,900	$29,010,750
Rockwell Collins, Inc.	98,000	6,650,280

		35,661,030
Airlines — 1.8%
United Continental Holdings, Inc. (a)	1,368,468	42,025,652
Auto Components — 2.2%
BorgWarner, Inc.	140,350	14,230,087
TRW Automotive Holdings Corp. (a)	511,339	36,463,584

		50,693,671
Biotechnology — 2.7%
Amgen, Inc.	217,100	24,302,174
Biogen Idec, Inc. (a)	58,400	14,060,384
Celgene Corp. (a)	109,700	16,886,121
Gilead Sciences, Inc. (a)	107,300	6,742,732

		61,991,411
Capital Markets — 1.6%
The Goldman Sachs Group, Inc.	227,131	35,934,395
Chemicals — 0.3%
Cabot Corp.	178,974	7,643,980
Commercial Banks — 4.1%
Regions Financial Corp.	810,500	7,505,230
SunTrust Banks, Inc.	852,700	27,644,534
U.S. Bancorp	1,650,775	60,385,349

		95,535,113
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	403,800	14,124,924
Communications Equipment — 2.0%
Brocade Communications Systems, Inc. (a)	1,122,800	9,038,540
Cisco Systems, Inc.	1,578,600	36,970,812

		46,009,352
Computers & Peripherals — 4.8%
Apple, Inc.	89,550	42,692,963
EMC Corp.	1,631,500	41,701,140
NetApp, Inc.	475,800	20,278,596
Western Digital Corp.	106,695	6,764,463

		111,437,162
Construction & Engineering — 0.9%
KBR, Inc.	648,800	21,176,832
Consumer Finance — 2.3%
Discover Financial Services	1,068,000	53,976,720
Containers & Packaging — 1.1%
Packaging Corp. of America	464,713	26,530,465
Diversified Financial Services — 8.3%
Bank of America Corp.	4,719,096	65,123,525
Citigroup, Inc.	1,249,718	60,623,820
JPMorgan Chase & Co.	1,289,624	66,660,665

		192,408,010
Electronic Equipment, Instruments & Components — 1.1%
Avnet, Inc.	365,000	15,224,150
TE Connectivity Ltd.	175,300	9,077,034

		24,301,184
Energy Equipment & Services — 3.1%
Halliburton Co.	396,600	19,096,290
Oceaneering International, Inc.	223,800	18,181,512
Schlumberger Ltd.	379,800	33,559,128

		70,836,930

Common Stocks	Shares	Value
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	1,056,825	$59,974,819
Wal-Mart Stores, Inc.	61,250	4,530,050

		64,504,869
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	554,900	18,417,131
Medtronic, Inc.	568,800	30,288,600

		48,705,731
Health Care Providers & Services — 3.0%
Aetna, Inc.	312,100	19,980,642
Envision Healthcare Holdings, Inc. (a)	55,500	1,444,665
McKesson Corp.	294,425	37,774,727
Universal Health Services, Inc., Class B	129,700	9,726,203

		68,926,237
Industrial Conglomerates — 3.7%
3M Co.	585,975	69,971,275
General Electric Co.	605,250	14,459,423

		84,430,698
Insurance — 5.3%
Allied World Assurance Co. Holdings AG	75,500	7,503,945
American Financial Group, Inc.	106,700	5,768,202
American International Group, Inc.	1,231,300	59,878,119
The Chubb Corp.	171,700	15,325,942
The Travelers Cos., Inc.	405,900	34,408,143

		122,884,351
Internet Software & Services — 3.6%
AOL, Inc. (b)	283,100	9,789,598
Google, Inc., Class A (a)	82,615	72,363,305

		82,152,903
IT Services — 3.9%
Mastercard, Inc., Class A	107,250	72,155,655
Teradata Corp. (a)(b)	304,300	16,870,392

		89,026,047
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	628,800	32,226,000
Machinery — 2.3%
Ingersoll-Rand PLC	419,600	27,248,824
Oshkosh Corp. (a)	246,500	12,073,570
WABCO Holdings, Inc. (a)	151,600	12,773,816

		52,096,210
Media — 4.1%
Comcast Corp., Class A	1,350,900	60,993,135
Twenty-First Century Fox, Inc.	973,920	32,626,320

		93,619,455
Multiline Retail — 1.0%
Dillard’s, Inc., Class A	139,865	10,951,429
Macy’s, Inc.	283,300	12,258,391

		23,209,820
Oil, Gas & Consumable Fuels — 7.6%
Chevron Corp.	359,275	43,651,913
Exxon Mobil Corp.	306,600	26,379,864
Marathon Petroleum Corp.	535,088	34,416,860
PBF Energy, Inc.	555,238	12,465,093
Suncor Energy, Inc.	1,310,040	46,873,231
Tesoro Corp.	242,093	10,647,250

		174,434,211

See Notes to Financial Statements.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products — 1.5%
Domtar Corp.	243,200	$19,314,944
International Paper Co.	348,500	15,612,800

		34,927,744
Pharmaceuticals — 7.2%
AbbVie, Inc.	532,900	23,836,617
Eli Lilly & Co.	360,975	18,167,872
Johnson & Johnson	124,225	10,769,065
Merck & Co., Inc.	1,131,200	53,856,432
Pfizer, Inc.	2,099,875	60,287,411

		166,917,397
Semiconductors & Semiconductor Equipment — 1.7%
Applied Materials, Inc.	1,759,780	30,866,541
Teradyne, Inc. (a)	534,300	8,826,636

		39,693,177
Software — 3.2%
Activision Blizzard, Inc.	415,100	6,919,717
Microsoft Corp.	386,450	12,872,649
Oracle Corp.	1,251,200	41,502,304
Symantec Corp.	543,700	13,456,575

		74,751,245
Specialty Retail — 4.7%
Lowe’s Cos., Inc.	1,283,800	61,121,718
Ross Stores, Inc.	636,900	46,366,320

		107,488,038

Common Stocks	Shares	Value
Tobacco — 0.1%
Philip Morris International, Inc.	26,675	$2,309,788
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)(b)	192,600	5,161,680
Total Long-Term Investments (Cost — $1,730,999,815) — 97.8%		2,257,752,432

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	47,573,194	47,573,194

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (c)(d)(e)	$18,692	18,691,623
Total Short-Term Securities (Cost — $66,264,817) — 2.9%		66,264,817
Total Investments (Cost — $1,797,264,632*) — 100.7%		2,324,017,249
Liabilities in Excess of Other Assets — (0.7)%		(15,120,854)

Net Assets — 100.0%		$2,308,896,395

Notes to Schedule of Investments

*	As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,800,103,762

Gross unrealized appreciation	$546,562,116
Gross unrealized depreciation	(22,648,629)

Net unrealized appreciation	$523,913,487

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2012	Net Activity	Shares/Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	40,033,302	7,539,892	47,573,194	$22,452
BlackRock Liquidity Series, LLC, Money Market Series	$22,802,709	$(4,111,086)	$18,691,623	$24,091

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	21

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,257,752,432	—	—	$2,257,752,432
Short-Term Securities	47,573,194	$18,691,623	—	66,264,817
Total	$2,305,325,626	$18,691,623	—	$2,324,017,249

[1] See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Collateral on securities loaned at value	—	$(18,691,623)	—	$(18,691,623)
Bank overdraft	—	(117,784)	—	(117,784)
Total	—	$(18,809,407)	—	$(18,809,407)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2013

Assets
Investments at value — unaffiliated[1,2]	$2,257,752,432
Investments at value — affiliated[3]	66,264,817
Investments sold receivable	13,282,024
Contributions receivable from investors	1,740,606
Dividends receivable	2,515,877
Securities lending income receivable — affiliated	2,238
Prepaid expenses	18,157

Total assets	2,341,576,151

Liabilities
Bank overdraft	117,784
Collateral on securities loaned at value	18,691,623
Investments purchased payable	10,062,851
Withdrawals payable to investors	2,779,472
Investment advisory fees payable	895,362
Directors’ fees payable	17,221
Other affiliates payable	5,957
Other accrued expenses payable	109,486

Total liabilities	32,679,756

Net Assets	$2,308,896,395

Net Assets Consist of
Investors’ capital	$1,782,143,778
Net unrealized appreciation/depreciation	526,752,617

Net Assets	$2,308,896,395

[1] Investments at cost — unaffiliated	$1,730,999,815
[2] Securities loaned at value	$17,968,618
[3] Investments at cost — affiliated	$66,264,817

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	23

Statement of Operations	Master Large Cap Core Portfolio

Year Ended September 30, 2013

Investment Income
Dividends — unaffiliated	$40,993,765
Foreign taxes withheld	(131,490)
Securities lending — affiliated	24,091
Dividends — affiliated	22,452

Total income	40,908,818

Expenses
Investment advisory	10,773,589
Accounting services	385,897
Custodian	77,818
Directors	73,178
Professional	70,113
Printing	12,630
Miscellaneous	29,483

Total expenses	11,422,708
Less fees waived by Manager	(19,256)

Total expenses after fees waived	11,403,452

Net investment income	29,505,366

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	284,666,969
Foreign currency transactions	(18,284)

284,648,685

Net change in unrealized appreciation/depreciation on investments	106,688,133

Total realized and unrealized gain	391,336,818

Net Increase in Net Assets Resulting from Operations	$420,842,184

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$29,505,366	$40,780,497
Net realized gain	284,648,685	115,001,657
Net change in unrealized appreciation/depreciation	106,688,133	492,381,340

Net increase in net assets resulting from operations	420,842,184	648,163,494

Capital Share Transactions
Proceeds from contributions	204,778,111	328,459,593
Value of withdrawals	(635,574,653)	(964,485,911)

Net decrease in net assets derived from capital share transactions	(430,796,542)	(636,026,318)

Net Assets
Total increase (decrease) in net assets	(9,954,358)	12,137,176
Beginning of year	2,318,850,753	2,306,713,577

End of year	$2,308,896,395	$2,318,850,753

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	25

Financial Highlights	Master Large Cap Core Portfolio

	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
	2013	2012	2011	2010

Total Investment Return
Total investment return	20.39%	29.97%	(1.61)%	6.16%	12.63%[1,2]	(38.84)%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.49%	0.49%	0.50%[3]	0.50%

Net investment income	1.29%	1.67%	1.13%	1.11%	1.56%[3]	0.93%

Supplemental Data
Net assets, end of period (000)	$2,308,896	$2,318,851	$2,306,714	$3,209,486	$3,946,322	$2,843,515

Portfolio turnover	50%	128%	129%	173%	168%	109%

[1]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	27

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral, or, upon the event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Portfolio’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(18,284)

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	[1]
Average US dollar amounts purchased	$134,532

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	29

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Rate
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. For the year ended September 30, 2013, $19,256 is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended September 30, 2013, the Portfolio reimbursed the Manager $21,936 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Portfolio benefits from a borrower default indemnity provided by BlackRock. As a securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of the borrower default indemnification. BIM does not receive any fees for managing cash collateral. The share of income earned by the Portfolio on the reinvestment of cash collateral is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2013, BIM received $9,630 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2013, were $1,116,175,493 and $1,521,191,468, respectively.

7. Bank Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of September 30, 2013, the Portfolio invested a significant portion of its assets in securities in the Information Technology and Financials sectors. Changes in economic conditions affecting the Information Technology and Financials sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	31

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors of Master Large Cap Core Portfolio and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Officers and Directors of Master Large Cap Series LLC

Name, Address, and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 1999	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	33

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address, and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]    Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]    Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death,or until December 31 of the year in which they turn 72.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Corporation/ Master LLC 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	35

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2013

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	33%
Corporate Bonds	17
U.S. Treasury Obligations	16
Asset-Backed Securities	13
Non-Agency Mortgage-Backed Securities	12
Foreign Government Obligations	5
Floating Rate Loan Interests	2
Preferred Securities	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	58%
AA/Aa	5
A	8
BBB/Baa	10
BB/Ba	5
B	3
CCC/Caa	1
Not Rated	10

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service ratings.
[2]	Includes US Government Sponsored Agency Securities which are deemed AAA/ Aaa by the investment advisor.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments September 30, 2013	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.90%, 12/25/33 (a)	USD	581	$522,236
Series 2006-CW1, Class A2C, 0.32%, 7/25/36 (a)		1,496	997,261
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,050	4,204,021
Series 2012-2, Class C, 2.64%, 10/10/17		3,080	3,144,067
Series 2012-3, Class C, 2.42%, 5/08/18		2,880	2,923,131
Series 2012-4, Class B, 1.31%, 11/08/17		1,825	1,823,927
Series 2012-4, Class C, 1.93%, 8/08/18		2,865	2,859,110
Series 2012-5, Class C, 1.69%, 11/08/18		2,270	2,254,845
Series 2013-4, Class B, 1.66%, 9/10/18		1,280	1,282,372
Series 2013-4, Class C, 2.72%, 9/09/19		780	788,870
Series 2013-4, Class D, 3.31%, 10/08/19		1,830	1,836,132
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/13/25 (a)(b)		7,350	7,307,370
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	4,116	5,617,346
Battalion CLO Ltd., Series 2013-4A, Class A1, 1.69%, 10/22/25 (a)(b)	USD	4,715	4,703,212
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.25%, 12/25/36 (a)		1,069	1,049,870
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.47%, 7/15/24 (a)(b)		2,090	2,064,084
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.22%, 11/20/24 (a)(b)		3,150	3,147,480
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,660	3,607,713
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.66%, 1/20/25 (a)(b)		13,730	13,730,000
Cavalry CLO II, Series 2A, Class B1, 2.27%, 1/17/24 (a)(b)		7,090	7,090,000
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.78%, 11/07/23 (a)(b)		2,630	2,641,988
Series 2012-1A, Class C, 2.18%, 11/07/23 (a)(b)		1,690	1,697,674
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		7,489	7,488,982
CIFC Funding Ltd.:
Series 2012-3A, Class A1L, 1.64%, 1/29/25 (a)(b)		5,000	4,987,500
Series 2012-3A, Class A2L, 2.51%, 1/29/25 (a)(b)		4,480	4,468,800

Asset-Backed Securities	Par (000)		Value
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.80%, 9/25/33 (a)	USD	672	$619,126
Series 2004-5, Class A, 1.08%, 10/25/34 (a)		752	737,685
Series 2006-17, Class 2A2, 0.33%, 3/25/47 (a)		876	635,554
Series 2007-12, Class 2A1, 0.53%, 8/25/47 (a)		2	1,866
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		4,165	4,177,466
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		2,580	2,579,260
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.49%, 10/20/43 (a)(b)		3,845	3,579,490
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (b)		2,460	2,468,325
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)		1,970	1,972,737
Series 2012-1A, Class C, 3.38%, 10/16/17 (b)		1,780	1,789,155
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		3,885	3,956,857
Series 2012-2A, Class B, 1.85%, 4/17/17 (b)		530	530,784
Series 2012-2A, Class C, 2.72%, 4/17/17 (b)		200	201,584
ECP CLO Ltd., Series 2012-4A, Class A1, 1.60%, 6/19/24 (a)(b)		4,910	4,910,786
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.40%, 4/25/33 (a)		7	6,398
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class C, 1.68%, 1/15/16 (a)		4,380	4,392,452
Series 2012-1, Class D, 2.28%, 1/15/16 (a)		4,100	4,114,592
Series 2012-2, Class C, 2.86%, 1/15/19		1,030	1,059,042
Series 2012-2, Class D, 3.50%, 1/15/19		1,820	1,882,102
Series 2012-4, Class C, 1.39%, 9/15/16		2,125	2,132,892
Series 2012-4, Class D, 2.09%, 9/15/16		3,710	3,731,733
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.41%, 4/25/25 (a)(b)		5,810	5,768,168
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.25%, 3/25/36 (a)		28	16,338
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.47%, 10/28/24 (a)(b)		5,105	5,076,412

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD            Australian Dollar

BRL            Brazilian Real

CAD            Canadian Dollar

CHF            Swiss Franc

ETF             Exchange-Traded Fund

EUR            Euro

EURIBOR   Euro Interbank Offered Rate

FKA            Formerly Known As

GBP            British Pound

INR             Indian Rupee

JPY             Japanese Yen

LIBOR       London Interbank Offered Rate

MXN          Mexican Peso

RB            Revenue Bonds

RUB          Russian Ruble

SEK          Swedish Krona

SPDR        Standard & Poor’s Depositary Receipts

TBA          To-be-announced

TRY          Turkish Lira

USD          US Dollar

ZAR          South African Rand

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (b)	USD	1,535	$1,535,460
Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)		3,135	3,148,794
Series 2013-T1, Class A2, 1.50%, 5/16/44-1/16/46 (a)(b)		12,315	12,269,657
Series 2013-T1, Class B2, 1.74%, 1/16/46 (a)(b)		1,000	990,300
Series 2013-T3, Class A3, 1.79%, 5/15/46 (b)		16,230	15,971,943
Series 2013-T4, Class AT4, 1.18%, 8/15/44 (b)		7,545	7,540,473
Series 2013-T5, Class AT5, 1.98%, 8/15/46 (b)		2,895	2,906,001
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (b)		5,610	5,610,000
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,555	2,600,737
ING Investment Management CLO Ltd., Series 2012-2A, Class A, 1.80%, 10/15/22 (a)(b)		2,850	2,855,700
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		9,654	10,977,730
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (b)		1,254	1,331,059
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (b)		4,364	4,571,441
KKR CLO Trust, Series 2013-1A, Class A1, 1.45%, 7/15/25 (a)(b)		4,515	4,472,785
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.02%, 10/15/17 (a)(b)		6,466	6,425,421
Lehman XS Trust, Series 2007-1, Class 2A1, 5.87%, 2/25/37 (a)		6,631	5,810,210
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.78%, 12/25/34 (a)		820	754,801
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		9,115	9,111,600
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (b)		12,970	12,936,070
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.37%, 8/23/27 (a)		6,505	6,329,150
Series 2008-3, Class A4, 1.91%, 11/25/24 (a)		5,600	5,887,750
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.44%, 6/25/35 (a)		2,543	2,533,071
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.69%, 1/18/24 (a)(b)		4,300	4,300,000
Series 2012-9A, Class B1, 2.52%, 1/18/24 (a)(b)		4,090	4,090,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		5,195	5,148,245
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		5,315	5,288,425
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.82%, 7/25/33 (a)		1,347	1,221,444
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.75%, 10/30/23 (a)(b)		7,530	7,578,945

Asset-Backed Securities	Par (000)		Value
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)	USD	8,895	$8,806,050
PFS Financing Corp., Series 2012-AA, Class A, 1.38%, 2/15/16 (a)(b)		5,830	5,839,765
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		4,361	4,367,564
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		2,470	2,458,418
RAAC Trust, Series 2005-SP2, Class 2A, 0.48%, 6/25/44 (a)		4,780	3,657,224
RASC Trust, Series 2003-KS5, Class AIIB, 0.76%, 7/25/33 (a)		641	521,882
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		2,008	2,013,178
Series 2012-1, Class C, 3.78%, 11/15/17-10/15/19 (b)		4,510	4,580,399
Series 2012-3, Class B, 1.94%, 12/15/16-3/15/18		8,705	8,756,562
Series 2012-4, Class C, 2.94%, 12/15/17		4,600	4,690,349
Series 2012-5, Class B, 1.56%, 8/15/18		4,090	4,124,618
Series 2012-5, Class C, 2.70%, 8/15/18		1,950	1,962,281
Series 2012-6, Class B, 1.33%, 5/15/17- 3/15/18		12,265	12,187,283
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		9,060	9,037,567
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		17,345	16,973,626
Series 2013-3, Class B, 1.19%, 5/15/18		8,000	7,898,160
Series 2013-4, Class B, 2.16%, 1/15/20		4,610	4,689,573
Series 2013-4, Class C, 3.25%, 1/15/20		3,890	3,950,583
Series 2013-4, Class E, 4.67%, 1/15/20 (b)		8,250	8,246,131
Series 2013-A, Class A2, 0.80%, 10/17/16 (b)		2,675	2,672,325
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		5,810	5,806,514
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		2,250	2,251,125
Series 2012-1, Class B, 2.72%, 5/16/16		2,260	2,295,168
Series 2012-2, Class C, 3.20%, 2/15/18		6,490	6,674,913
Series 2012-3, Class C, 3.01%, 4/16/18		8,515	8,740,179
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.46%, 4/25/35 (a)		357	345,514
Scholar Funding Trust, Series 2011-A, Class A, 1.16%, 10/28/43 (a)(b)		4,092	4,069,901
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.44%, 7/15/36 (a)		9,515	9,245,840
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.45%, 6/15/21 (a)		4,172	4,101,302
Series 2004-B, Class B, 0.72%, 9/15/33 (a)		597	515,323
Series 2005-B, Class A2, 0.43%, 3/15/23 (a)		3,298	3,222,575
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		1,420	1,489,995
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		4,120	4,497,281
Series 2012-A, Class A1, 1.58%, 8/15/25 (a)(b)		2,306	2,323,560

See Notes to Consolidated Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)	USD	7,470	$7,799,673
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)		730	765,086
Series 2012-C, Class A1, 1.28%, 8/15/23 (a)(b)		6,365	6,391,579
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		10,125	10,511,421
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		12,220	12,584,694
Series 2012-E, Class A1, 0.93%, 10/16/23 (a)(b)		4,403	4,396,676
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		16,655	16,279,030
Series 2013-A, Class A2B, 1.23%, 5/17/27 (a)(b)		11,170	11,040,696
Series 2013-B, Class A1, 0.83%, 7/15/22 (a)(b)		2,712	2,699,862
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		16,210	15,670,110
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.54%, 12/15/25 (a)(b)		8,430	8,416,470
Series 2008-5, Class A4, 1.97%, 7/25/23 (a)		4,690	4,901,439
Series 2013-C, Class A1, 1.03%, 2/15/22 (a)(b)		8,415	8,415,000
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		6,190	6,253,819
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		16,342	16,195,536
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (b)		1,047	1,026,956
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.48%, 1/25/35 (a)		1,804	1,586,213
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		13,740	13,745,496
Series 2012-1A, Class A2, 2.67%, 7/17/24 (a)(b)		2,600	2,607,280
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		8,570	8,511,210
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,053,718
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,290,086
Series 2012-D, Class A, 2.15%, 4/17/23		11,030	10,756,246
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,405,576
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,652,597
Total Asset-Backed Securities — 19.8%			660,745,204

Common Stocks		Shares
Communications Equipment — 0.0%
Nokia Oyj		72,496	476,454

Corporate Bonds	Par (000)
Aerospace & Defense — 0.1%
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (b)	USD	2,254	2,321,620
6.25%, 1/15/40 (b)		2,330	1,945,550

			4,267,170

Corporate Bonds	Par (000)		Value
Air Freight & Logistics — 0.0%
Deutsche Post AG, 1.50%, 10/09/18	EUR	100	$134,210
Airlines — 0.0%
Scandinavian Airlines System Denmark- Norway- Sweden:
9.65%, 6/16/14		800	1,103,944
10.50%, 6/16/14	SEK	1,000	161,436

			1,265,380
Auto Components — 0.3%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	USD	3,140	3,275,020
GKN Holdings PLC, 5.38%, 9/19/22	GBP	1,530	2,565,209
Plastic Omnium SA, 2.88%, 5/29/20	EUR	2,000	2,576,937
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		1,747	2,399,354
Valeo SA, 5.75%, 1/19/17		100	152,390

			10,968,910
Automobiles — 0.2%
General Motors Co.:
4.88%, 10/02/23 (b)	USD	2,765	2,702,787
6.25%, 10/02/43 (b)		1,565	1,541,525
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	290	521,831

			4,766,143
Beverages — 0.1%
Anheuser-Busch InBev NV, 4.00%, 9/24/25		100	165,580
Bacardi Ltd., 2.75%, 7/03/23	EUR	110	147,079
Davide Campari-Milano SpA, 4.50%, 10/25/19		100	142,592
PepsiCo, Inc., 3.60%, 8/13/42	USD	2,825	2,347,654
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	100	134,216

			2,937,121
Building Products — 0.1%
Buzzi Unicem SpA, 6.25%, 9/28/18		900	1,301,882
Lafarge SA, 4.75%, 9/30/20		590	807,161

			2,109,043
Capital Markets — 0.4%
Credit Suisse AG, 5.75%, 9/18/25 (a)		100	134,717
The Goldman Sachs Group, Inc.:
4.38%, 3/16/17		50	73,654
2.63%, 8/19/20		65	88,043
5.75%, 1/24/22	USD	2,001	2,218,395
3.63%, 1/22/23		8,155	7,798,284
Morgan Stanley, 3.80%, 4/29/16		2,520	2,652,363
UBS AG, 4.75%, 5/22/23 (a)		1,340	1,283,050

			14,248,506
Chemicals — 0.8%
Evonik Industries AG, 1.88%, 4/08/20	EUR	1,035	1,382,698
INEOS Finance PLC, 7.50%, 5/01/20 (b)	USD	565	605,963
LYB International Finance BV:
4.00%, 7/15/23		1,902	1,885,612
5.25%, 7/15/43		43	42,284
LyondellBasell Industries NV, 5.00%, 4/15/19		14,482	15,941,004
Momentive Performance Materials, Inc., 8.88%, 10/15/20		2,035	2,136,750
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,355	2,366,775
Tronox Finance LLC, 6.38%, 8/15/20		1,083	1,072,170

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)	USD	630	$658,350

			26,091,606
Commercial Banks — 1.8%
Abbey National Treasury Services PLC, 2.63%, 7/16/20	EUR	1,810	2,462,151
ABN AMRO Bank NV:
3.63%, 10/06/17		70	102,192
7.13%, 7/06/22		200	312,077
2.50%, 9/05/23		100	136,043
2.50%, 11/29/23		100	129,028
AIB Mortgage Bank, 2.63%, 7/28/17		1,260	1,732,189
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16		1,018	1,420,669
Banco Santander SA, 3.25%, 2/17/15		2,100	2,917,809
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20		420	572,373
Bankinter SA, 3.88%, 10/30/15		1,550	2,186,666
Banque Federative du Credit Mutuel SA:
2.00%, 9/19/19		100	132,935
2.63%, 2/24/21		100	135,343
Barclays Bank PLC, 6.63%, 3/30/22		930	1,441,008
BNP Paribas SA:
1.38%, 11/21/18		74	98,047
2.88%, 9/26/23		100	134,850
BPCE SA, 4.63%, 7/18/23		100	134,795
BPCE SFH SA, 2.13%, 9/17/20		200	274,638
CaixaBank SA, 3.13%, 5/14/18		1,700	2,299,929
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		1,400	1,877,500
Commerzbank AG, 7.75%, 3/16/21		900	1,298,667
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
3.75%, 11/09/20		50	69,227
4.00%, 1/11/22		980	1,466,328
3.88%, 7/25/23		2,430	3,251,870
HBOS PLC, 4.88%, 3/20/15		50	70,146
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)		15,610	16,031,470
HSBC Holdings PLC, 3.38%, 1/10/24 (a)		100	136,722
ING Bank NV:
0.94%, 5/23/16 (a)	USD	600	580,500
1.88%, 2/27/18	EUR	100	135,812
3.25%, 4/03/19		100	143,419
Kutxabank SA, 3.00%, 2/01/17		1,400	1,941,776
Lloyds Bank PLC:
5.38%, 9/03/19		100	159,673
6.50%, 3/24/20		1,848	2,837,677
6.50%, 9/17/40	GBP	350	704,712
Nordea Bank AB:
4.50%, 3/26/20	EUR	100	146,814
4.00%, 6/29/20		100	150,910
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22 (a)	USD	10,000	10,283,800
Société Générale SA, 2.38%, 2/28/18	EUR	100	139,054
Standard Chartered PLC, 1.75%, 10/29/17		100	136,201
Svenska Handelsbanken AB, 2.63%, 8/23/22		180	244,727
Wells Fargo & Co.:
2.25%, 9/03/20		100	135,888
2.63%, 8/16/22		100	136,186
2.25%, 5/02/23		1,835	2,409,744

			61,111,565

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies — 0.1%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	300	$430,206
GCL Holdings SCA, 9.38%, 4/15/18		290	421,751
IVS F. SpA, 7.13%, 4/01/20		1,957	2,657,457
La Financiere Atalian SA, 7.25%, 1/15/20		300	405,855
Verisure Holding AB, 8.75%, 12/01/18		300	431,221

			4,346,490
Communications Equipment — 0.1%
Nokia Oyj, 5.00%, 10/26/17		1,100	2,967,342
Construction & Engineering — 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)	USD	3,053	3,129,325
Containers & Packaging — 0.1%
Ardagh Glass Finance PLC, 8.75%, 2/01/20	EUR	171	234,849
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		146	205,926
Rock Tenn Co., 4.00%, 3/01/23	USD	1,510	1,462,998

			1,903,773
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		3,926	4,141,930
Diversified Financial Services — 2.5%
AA Bond Co. Ltd., 6.27%, 7/31/25	GBP	440	754,774
American Honda Finance Corp., 1.88%, 9/04/19	EUR	100	135,954
Annington Finance No. 4 PLC, 1.48%, 1/10/23 (a)	GBP	2,671	4,191,123
AyT Cedulas Cajas Global:
4.00%, 3/21/17	EUR	1,600	2,191,412
4.00%, 3/24/21		800	1,007,906
AyT Cedulas Cajas X Fondo de Titulizacion:
0.29%, 6/30/15 (a)		500	648,354
3.75%, 6/30/25		600	654,536
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		2,300	3,248,682
Bank of America Corp.:
2.50%, 7/27/20		120	161,633
3.30%, 1/11/23	USD	14,510	13,592,388
4.10%, 7/24/23		12,165	12,089,394
BP Capital Markets PLC, 2.75%, 5/10/23		5,255	4,799,575
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25	EUR	900	984,743
4.25%, 4/10/31		900	934,615
Cedulas TDA 7 Fondo de Titulizacion de Activos,
3.50%, 6/20/17		100	131,649
Citigroup, Inc.:
4.45%, 1/10/17	USD	1,900	2,057,259
7.38%, 9/04/19	EUR	50	86,400
3.38%, 3/01/23	USD	3,505	3,335,246
Deutsche Pfandbriefbank AG, 2.96%, 9/11/17	EUR	1,900	2,557,166
EC Finance PLC, 9.75%, 8/01/17		329	484,033
FCE Bank PLC, 1.75%, 5/21/18		100	133,881
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	USD	4,997	5,474,468
4.38%, 8/06/23		1,746	1,746,986
GE Capital European Funding Ltd., 1.00%, 5/02/17	EUR	3,130	4,205,204
JPMorgan Chase & Co.:
3.25%, 9/23/22	USD	2,651	2,500,935
3.20%, 1/25/23		3,785	3,540,936
JPMorgan Chase Bank NA, 4.38%, 11/30/21 (a)	EUR	100	141,204

See Notes to Consolidated Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Merck Financial Services GmbH, 4.50%, 3/24/20	EUR	85	$132,759
Nationwide Building Society, 4.13%, 3/20/23 (a)		1,749	2,346,908
Novus USA Trust, Series 2013-1, 1.56%, 2/28/14 (a)(b)	USD	6,940	6,929,590
Pohjola Bank PLC, 1.75%, 8/29/18	EUR	100	135,534

			81,335,247
Diversified Telecommunication Services — 2.6%
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	USD	75	82,912
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		4,072	4,357,040
Level 3 Financing, Inc., 8.13%, 7/01/19		4,474	4,787,180
TDC A/S, 4.38%, 2/23/18	EUR	120	180,515
Telecom Italia Finance SA, 7.75%, 1/24/33		440	645,578
Telecom Italia SpA:
4.50%, 9/20/17		160	218,710
5.88%, 5/19/23	GBP	650	974,655
Telefonica Emisiones SAU, 4.97%, 2/03/16	EUR	100	144,319
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		400	551,963
Telstra Corp. Ltd., 2.50%, 9/15/23		100	131,857
Verizon Communications, Inc.:
3.65%, 9/14/18	USD	18,095	19,066,575
2.45%, 11/01/22		3,050	2,704,377
5.15%, 9/15/23		18,666	20,005,957
3.85%, 11/01/42		14,771	11,663,920
6.55%, 9/15/43		15,753	17,784,145
Vivendi SA, 2.38%, 1/21/19	EUR	1,300	1,740,070
Ziggo BV, 3.63%, 3/27/20		416	556,454

			85,596,227
Electric Utilities — 1.1%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	1,199	1,538,005
5.95%, 12/15/36		2,175	2,221,156
Duke Energy Carolinas LLC, 4.25%, 12/15/41		3,915	3,686,583
Duke Energy Florida, Inc., 6.40%, 6/15/38		2,646	3,222,929
Enel Finance International NV, 4.88%, 4/17/23	EUR	969	1,374,124
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	USD	7,690	8,103,337
Georgia Power Co., 3.00%, 4/15/16		8,985	9,370,403
Iberdrola International BV, 4.50%, 9/21/17	EUR	100	147,269
Jersey Central Power & Light Co., 7.35%, 2/01/19	USD	2,730	3,274,883
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		25	29,529
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		2,815	2,906,820

			35,875,038
Electrical Equipment — 0.0%
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	406	554,750
Trionista TopCo GmbH, 6.88%, 4/30/21		198	275,231

			829,981
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 5.50%, 4/15/23		140	183,622
Energy Equipment & Services — 0.9%
Transocean, Inc.:
5.05%, 12/15/16	USD	5,700	6,246,562
2.50%, 10/15/17		8,495	8,517,801
6.00%, 3/15/18		9,850	11,098,645

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
6.50%, 11/15/20	USD	3,925	$4,381,266

			30,244,274
Food & Staples Retailing — 0.2%
Co-operative Group Holdings, 7.50%, 7/08/26 (c)	GBP	1,270	1,901,813
Wal-Mart Stores, Inc., 4.00%, 4/11/43	USD	3,102	2,765,399
WM Morrison Supermarkets PLC, 2.25%, 6/19/20	EUR	110	147,702
WM Treasury PLC, 4.63%, 12/03/42	GBP	1,140	1,802,038

			6,616,952
Food Products — 0.0%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18		280	475,959
8.75%, 6/15/20		270	461,164
Louis Dreyfus Commodities BV, 3.88%, 7/30/18	EUR	100	137,635
Unilever NV, 1.75%, 8/05/20		105	141,494

			1,216,252
Gas Utilities — 0.1%
Madrilena Red de Gas Finance BV, 3.78%, 9/11/18		315	434,660
Snam SpA, 3.88%, 3/19/18		1,810	2,598,297

			3,032,957
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18	USD	1,255	1,255,548
Edwards Lifesciences Corp., 2.88%, 10/15/18		5,887	5,863,823
Ontex IV SA, 9.00%, 4/15/19	EUR	369	527,906

			7,647,277
Health Care Providers & Services — 0.7%
Coventry Health Care, Inc., 5.45%, 6/15/21	USD	3,862	4,289,921
HCA, Inc., 7.25%, 9/15/20		3,925	4,268,437
IDH Finance PLC:
6.00%, 12/01/18	GBP	309	502,119
6.00%, 12/01/18 (b)		200	324,996
Priory Group No. 3 PLC, 7.00%, 2/15/18		360	598,834
Tenet Healthcare Corp., 4.75%, 6/01/20	USD	1,977	1,902,863
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,630	1,625,115
Voyage Care BondCo PLC, 11.00%, 2/01/19	GBP	1,800	3,118,019
WellPoint, Inc.:
1.88%, 1/15/18	USD	4,775	4,733,166
2.30%, 7/15/18		318	318,147

			21,681,617
Hotels, Restaurants & Leisure — 0.2%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	348	487,270
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	574	952,485
Gala Group Finance PLC, 8.88%, 9/01/18		280	490,746
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	1,575	2,221,296
Lottomatica Group SpA, 3.50%, 3/05/20		1,300	1,809,687

			5,961,484
Household Durables — 0.2%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	3,615	3,804,787
Magnolia BC SA, 9.00%, 8/01/20	EUR	125	172,928
Together Housing Finance PLC, 4.50%, 12/17/42	GBP	1,185	1,868,452

			5,846,167

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21	USD	3,120	$3,330,600
Insurance — 1.8%
Achmea BV, 6.00%, 4/04/43 (a)	EUR	1,122	1,578,614
Allianz Finance II BV, 5.75%, 7/08/41		2,000	3,003,057
American International Group, Inc.:
3.80%, 3/22/17	USD	8,028	8,537,866
5.45%, 5/18/17		4,150	4,638,936
3.38%, 8/15/20		6,230	6,233,794
4.88%, 6/01/22		4,674	5,014,085
4.13%, 2/15/24		3,498	3,500,410
BUPA Finance PLC, 5.00%, 4/25/23	GBP	820	1,299,322
Cloverie PLC for Zurich Insurance Co. Ltd., 7.50%, 7/24/39 (a)	EUR	800	1,301,215
Genworth Holdings, Inc., 4.90%, 8/15/23	USD	876	879,527
Manulife Financial Corp., 3.40%, 9/17/15		3,185	3,318,467
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		1,600	1,651,253
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (a)	EUR	900	1,390,167
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	8,549	9,172,650
7.38%, 6/15/19		3,690	4,569,176
5.38%, 6/21/20		2,085	2,352,026
Scottish Widows PLC, 5.60%, 6/16/23	GBP	1,385	2,203,278
Swiss Reinsurance Co via ELM BV, 5.25% (a)(i)	EUR	100	139,005

			60,782,848
IT Services — 0.3%
Amadeus Capital Markets SA, 4.88%, 7/15/16		100	147,706
APX Group, Inc., 6.38%, 12/01/19 (b)	USD	2,282	2,156,490
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	582	803,106
8.00%, 1/15/21		300	416,001
International Business Machines Corp., 3.38%, 8/01/23	USD	7,940	7,833,588

			11,356,891
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		2,720	3,062,946
Media — 1.8%
CBS Corp.:
4.63%, 5/15/18		1,785	1,954,302
8.88%, 5/15/19		3,440	4,397,493
5.75%, 4/15/20		1,410	1,574,881
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		4,844	4,940,880
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,225	3,136,638
Comcast Corp.:
5.88%, 2/15/18		6,350	7,408,672
4.65%, 7/15/42		10,445	9,932,495
COX Communications, Inc.:
2.95%, 6/30/23 (b)		3,265	2,818,168
8.38%, 3/01/39 (b)		6,180	7,330,469
4.70%, 12/15/42 (b)		2,159	1,748,542
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22		3,635	3,392,724
Eutelsat SA, 3.13%, 10/10/22	EUR	1,900	2,544,146
Lynx I Corp., 6.00%, 4/15/21	GBP	310	509,390
NBCUniversal Media LLC:
5.15%, 4/30/20	USD	3,508	3,977,946
4.45%, 1/15/43		3,337	3,084,135
Odeon & UCI Finco PLC, 9.00%, 8/01/18	GBP	272	442,545
SES SA, 4.63%, 3/09/20	EUR	255	390,771

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	340	$523,224

			60,107,421
Metals & Mining — 0.6%
BHP Billiton Finance Ltd., 2.13%, 11/29/18		100	138,696
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23	USD	5,154	5,193,511
5.00%, 9/30/43		2,025	2,062,440
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	300	418,031
Novelis, Inc., 8.75%, 12/15/20	USD	6,865	7,534,337
Steel Dynamics, Inc., 6.38%, 8/15/22		1,345	1,392,075
Teck Resources Ltd., 5.40%, 2/01/43		1,955	1,708,647
ThyssenKrupp AG, 4.00%, 8/27/18	EUR	1,770	2,430,890
Xstrata Finance Dubai Ltd., 1.75%, 5/19/16		135	183,409

			21,062,036
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16	USD	6,345	6,474,368
Oil, Gas & Consumable Fuels — 3.1%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		1,345	1,264,300
Apache Corp., 4.25%, 1/15/44		2,315	2,025,243
CONSOL Energy, Inc., 8.25%, 4/01/20		549	588,803
Energy Transfer Partners LP:
4.15%, 10/01/20		6,140	6,310,170
3.60%, 2/01/23		6,325	5,891,649
Enterprise Products Operating LLC, 4.45%, 2/15/43		2,420	2,140,858
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		1,525	1,715,625
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		1,260	1,345,050
IVG Finance BV, 1.75%, 3/29/17	EUR	2,000	2,013,312
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	1,925	2,136,750
7.38%, 5/01/22		655	694,300
Linn Energy LLC/Linn Energy Finance Corp., 6.75%, 11/01/19 (b)		3,995	3,765,287
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		1,105	1,041,463
MEG Energy Corp., 6.50%, 3/15/21 (b)		910	916,825
Murphy Oil Corp.:
4.00%, 6/01/22		1,217	1,163,812
3.70%, 12/01/22		2,883	2,687,138
Noble Energy, Inc.:
8.25%, 3/01/19		2,660	3,324,013
4.15%, 12/15/21		2,770	2,883,775
6.00%, 3/01/41		3,070	3,454,754
Noble Holding International Ltd.:
3.95%, 3/15/22		1,110	1,070,695
5.25%, 3/15/42		5,790	5,272,484
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (b)		2,725	2,500,187
Origin Energy Finance Ltd., 3.50%, 10/04/21	EUR	200	270,245
Peabody Energy Corp., 6.00%, 11/15/18	USD	614	612,465
Repsol International Finance BV, 2.63%, 5/28/20	EUR	100	130,312
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (b)	USD	4,005	3,919,894
5.63%, 4/15/23 (b)		1,053	1,009,564
Sabine Pass LNG LP:
7.50%, 11/30/16		5,000	5,500,000
6.50%, 11/01/20 (b)		1,225	1,243,375
Shell International Finance BV, 4.55%, 8/12/43	USD	5,371	5,291,380
Sibur Securities Ltd., 3.91%, 1/31/18 (b)		2,150	2,042,500

See Notes to Consolidated Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Total Capital International SA, 3.70%, 1/15/24	USD	10,870	$10,918,687
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	835	1,163,632
Western Gas Partners LP:
5.38%, 6/01/21	USD	5,172	5,531,242
4.00%, 7/01/22		2,516	2,441,808
The Williams Cos., Inc.:
7.88%, 9/01/21		1,849	2,205,082
3.70%, 1/15/23		8,115	7,328,957

			103,815,636
Paper & Forest Products — 0.5%
International Paper Co., 4.75%, 2/15/22		13,456	14,171,267
Mondi Finance PLC, 5.75%, 4/03/17	EUR	1,150	1,757,732

			15,928,999
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	USD	2,120	2,104,187
UCB SA, 4.13%, 1/04/21		120	162,959

			2,267,146
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	326	464,862
Real Estate Investment Trusts (REITs) — 0.3%
Gecina SA, 2.88%, 5/30/23		800	1,034,675
GELF Bond Issuer I SA, 3.13%, 4/03/18		1,795	2,473,952
ICADE, 3.38%, 9/29/23		100	136,110
Unibail-Rodamco SE, 2.38%, 2/25/21		210	281,902
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20	USD	1,272	1,212,310
Vornado Realty LP, 5.00%, 1/15/22		2,830	2,967,204

			8,106,153
Real Estate Management & Development — 0.3%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	1,575	2,126,073
Citycon Oyj, 3.75%, 6/24/20		1,750	2,376,743
Great Places Housing Group Ltd., 4.75%, 10/22/42	GBP	1,086	1,780,622
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		500	827,667
Series A4, 5.66%, 6/30/27		1,566	2,427,293

			9,538,398
Road & Rail — 0.3%
Autoroutes du Sud de la France SA:
4.13%, 4/13/20	EUR	1,600	2,416,979
2.88%, 1/18/23		1,800	2,465,935
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23	USD	5,675	5,340,073

			10,222,987
Semiconductors & Semiconductor Equipment — 0.1%
ASML Holding NV, 3.38%, 9/19/23	EUR	1,090	1,486,183
Software — 0.2%
First Data Corp., 7.38%, 6/15/19 (b)	USD	2,290	2,410,225
Oracle Corp.:
2.50%, 10/15/22		5,255	4,844,337
3.63%, 7/15/23		285	284,239
SAP AG, 2.13%, 11/13/19	EUR	150	205,704

			7,744,505
Specialty Retail — 0.3%
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	278	475,935
Dufry Finance SCA, 5.50%, 10/15/20 (b)	USD	1,760	1,774,805
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	891	1,539,236

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Kering:
3.75%, 4/08/15	EUR	70	$98,906
2.50%, 7/15/20		800	1,083,980
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	630	1,023,221
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24		176	272,106
Series A7, 4.77%, 6/30/33		884	1,331,563
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)		2,295	2,134,350

			9,734,102
Tobacco — 0.0%
Imperial Tobacco Finance PLC, 4.50%, 7/05/18	EUR	816	1,234,666
Philip Morris International, Inc., 2.75%, 3/19/25		110	145,662

			1,380,328
Trading Companies & Distributors — 0.3%
Aircastle Ltd., 6.25%, 12/01/19	USD	2,100	2,220,750
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,605	1,709,325
United Rentals North America, Inc.:
5.75%, 7/15/18		753	790,650
7.38%, 5/15/20		3,535	3,808,963
7.63%, 4/15/22		1,874	2,037,975

			10,567,663
Transportation Infrastructure — 0.0%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	300	417,032
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, 2.38%, 9/08/16	USD	8,025	8,159,820
Crown Castle International Corp., 5.25%, 1/15/23		2,235	2,056,200
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		6,156	6,962,824
SBA Tower Trust, 5.10%, 4/15/42 (b)		634	684,366
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		10,660	12,498,850
Sprint Corp., 7.88%, 9/15/23 (b)		3,190	3,253,800
Vodafone Group PLC, 8.13%, 11/26/18	GBP	1,220	2,503,736

			36,119,596
Total Corporate Bonds — 24.5%			814,426,309

Floating Rate Loan Interests (a)
Diversified Financial Services — 0.0%
Nuveen Investments, Inc., Tranche B First-Lien Term Loan, 4.18%, 5/13/17	USD	467	461,003
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		587	586,790

			1,047,793
Diversified Telecommunication Services — 0.9%
Intelsat Jackson Holdings Ltd., Tranche B-1 Term Loan, 4.25%, 4/02/18		12,423	12,432,005
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		8,090	8,073,173
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		8,000	7,984,960

			28,490,138

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Food Products — 0.1%
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18	USD	2,324	$2,313,449
Health Care Providers & Services — 0.0%
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		919	917,416
Hotels, Restaurants & Leisure — 1.9%
Hilton Fort Lauderdale, Term Loan A Notes, 7.38%, 2/22/16		6,540	6,540,000
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.):
Mezzanine B Loan, 2.13%, 11/12/15		6,000	6,015,000
Mezzanine D Loan, 3.93%, 11/12/15		4,000	3,985,000
Mezzanine F Loan, 4.43%, 11/15/15		14,704	14,648,772
Mezzanine G Loan, 4.50%, 11/12/16		10,620	10,566,756
Term Loan B2, 3.00%, 9/23/20		16,639	16,609,196
Motel 6, Loan, 10.00%, 10/15/17 (b)		6,015	6,195,329

			64,560,053
Life Sciences Tools & Services — 0.0%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		983	982,821
Oil, Gas & Consumable Fuels — 0.2%
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		6,676	6,676,072
Pharmaceuticals — 0.1%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		2,649	2,549,391
Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		462	462,523
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16		178	179,192
Software — 0.2%
First Data Corp., 2018 Dollar Term Loan, 4.18%, 3/23/18		6,090	6,024,425
Total Floating Rate Loan Interests — 3.4%			114,203,273

Foreign Agency Obligations
Brazil — 0.6%
Caixa Economica Federal, 2.38%, 11/06/17 (b)		3,950	3,693,250
Petrobras International Finance Co., 3.88%, 1/27/16		15,335	15,822,484

			19,515,734
Canada — 0.1%
Nexen, Inc.:
5.88%, 3/10/35		240	248,414
7.50%, 7/30/39		1,780	2,184,565

			2,432,979
France — 0.1%
Aeroports de Paris, 2.75%, 6/05/28	EUR	1,100	1,442,459
Electricite de France SA, 2.75%, 3/10/23		1,600	2,173,868
RTE Reseau de Transport d’Electricite SA, 2.88%, 9/12/23		600	818,113

			4,434,440

Foreign Agency Obligations	Par (000)		Value
Germany — 0.1%
HSH Nordbank AG:
1.03%, 2/14/17 (a)	USD	289	$250,223
1.07%, 2/14/17 (a)		1,561	1,350,517

			1,600,740
India — 0.1%
Bank of India, 6.25%, 2/16/21		4,670	4,719,698
Norway — 0.0%
Eksportfinans ASA, 5.50%, 6/26/17		275	285,656
Statoil ASA, 2.95%, 9/10/25	EUR	130	178,615

			464,271
Portugal — 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15		2,000	2,763,549
Russia — 0.1%
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		3,260	3,414,850
Total Foreign Agency Obligations — 1.2%			39,346,261

Foreign Government Obligations
Belgium — 0.2%
Kingdom of Belgium, 4.00%, 3/28/18		6,250	7,023,438
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/01/17	BRL	20,000	8,723,548
Federative Republic of Brazil, 7.13%, 1/20/37	USD	1,725	2,026,875

			10,750,423
France — 0.1%
France Government Bond OAT, 2.25%, 10/25/22		358	485,389
Republic of France, 4.25%, 10/25/23		2,840	4,467,973

			4,953,362
Germany — 0.1%
Federal Republic of Germany, 2.00%, 1/04/22		2,750	3,883,327
Italy — 0.8%
Buoni Poliennali Del Tesoro:
3.50%, 11/01/17		11,820	16,238,772
5.50%, 11/01/22		6,200	9,058,687

			25,297,459
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23		12,115	12,039,281
Netherlands — 4.3%
Kingdom of the Netherlands, 1.25%, 1/15/18	EUR	104,000	142,590,222
Portugal — 0.4%
Republic of Portugal, 3.50%, 3/25/15	USD	12,800	12,627,200
Russia — 0.5%
Russian Federation:
8.15%, 2/03/27	RUB	140,790	4,549,392
7.05%, 1/19/28		122,000	3,567,582
7.50%, 3/31/30 (c)		6,567	7,739,402

			15,856,376
South Africa — 0.1%
Republic of South Africa, 5.50%, 3/09/20	USD	3,165	3,398,419

See Notes to Consolidated Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Spain — 0.4%
Autonomous Community of Madrid Spain, 3.00%, 7/29/14	CHF	410	$454,407
Autonomous Community of Valencia Spain:
4.75%, 3/20/14	EUR	1,700	2,306,975
3.25%, 7/06/15		1,280	1,694,072
4.38%, 7/16/15		1,860	2,517,958
Spain Letras del Tesoro, 2.98%, 4/16/14 (d)		5,200	7,000,211

			13,973,623
Total Foreign Government Obligations — 7.6%			252,393,130

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (e)		190,000	17,396,400
iShares JPMorgan USD Emerging Markets Bond Fund (e)		114,500	12,480,500
Total Investment Companies — 0.9%			29,876,900

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 4.5%
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36	USD	201	188,970
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		7	8,124
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		12,817	12,063,940
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		5,415	4,278,215
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		10,237	8,619,230
Series 2006-OA21, Class A1, 0.37%, 3/20/47 (a)		21,627	14,929,845
Series 2007-22, Class 2A16, 6.50%, 9/25/37		23,272	17,945,863
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.72%, 2/25/35 (a)		836	774,732
Series 2005-HYB9, Class 2A1, 2.42%, 2/20/36 (a)		14,591	11,812,444
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.76%, 1/27/36 (a)(b)		6,705	6,699,965
Series 2011-2R, Class 1A1, 2.60%, 3/27/37 (a)(b)		3,673	3,584,958
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		12,599	12,550,771
Series 2011-5R, Class 3A1, 5.12%, 9/27/47 (a)(b)		4,747	4,644,571
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.33%, 12/25/36 (a)		5,169	4,050,608
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)		1,635	1,435,473
Fosse Master Issuer PLC, Series 2012-1A, Class 2A2, 1.66%, 10/18/54 (a)(b)		3,645	3,660,163
Gemgarto, Series 2012-1, Class A1, 3.46%, 5/14/45 (a)	GBP	1,579	2,644,376
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.81%, 4/25/35 (a)	USD	4,609	4,538,470

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.45%, 10/25/35 (a)	USD	21,251	$17,947,578
Series 2006-2, Class A1, 0.36%, 12/25/36 (a)		5,848	4,890,977
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (a)		948	875,777
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.14%, 12/22/54 (a)	GBP	2,673	4,474,261
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.45%, 1/15/39 (a)	USD	494	431,696
Residential Mortgage Securities Ltd., Series 26, Class A1, 2.76%, 2/14/41 (a)	GBP	1,930	3,190,963
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.87%, 6/21/55 (a)		1,679	2,753,686

			148,995,656
Commercial Mortgage-Backed Securities — 12.1%
Banc of America Commercial Mortgage Trust:
Series 2007-3, Class A1A, 5.86%, 6/10/49 (a)	USD	8,606	9,420,577
Series 2007-3, Class A4, 5.86%, 6/10/49 (a)		2,730	3,038,831
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.48%, 11/15/15 (a)(b)		15,320	15,344,968
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A3A, 4.62%, 7/10/43		850	866,388
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		1,350	1,446,657
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		7,609	8,381,768
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		5,213	5,750,189
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (a)		5,215	5,816,058
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		285	284,963
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		5,945	5,977,287
Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (a)		640	724,331
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,451,582
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		3,755	3,509,949
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		4,900	4,716,554
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		920	957,166
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.45%, 4/15/22 (a)(b)		6,590	6,279,987
Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		4,730	5,296,313
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.18%, 3/15/18 (a)(b)		3,820	3,836,808
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		3,800	4,256,000

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)	USD	12,263	$12,257,816
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		4,005	3,998,906
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		3,850	3,762,386
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		18,063	18,070,377
German Residential Funding PLC, Series 2013-1, Class E, 4.37%, 8/27/24 (a)	EUR	1,187	1,626,003
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42	USD	551	550,571
Series 2007-GG11, Class A4, 5.74%, 12/10/49		1,850	2,077,918
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		1,670	1,817,810
Series 2007-GG9, Class AM, 5.48%, 3/10/39		595	626,921
Series 2007-GG9, Class AMFX, 5.48%, 3/10/39		485	507,162
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, 7/10/39		13,351	13,957,242
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		820	819,220
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		725	693,138
Series 2006-GG8, Class AM, 5.59%, 11/10/39		1,470	1,592,729
Series 2007-GG10, Class A1A, 5.99%, 8/10/45 (a)		5,907	6,528,900
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (a)		5,065	5,473,011
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (a)		2,000	2,063,006
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		6,930	7,415,571
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (a)		10,728	11,856,767
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (a)		11,095	11,293,933
Series 2007-CB20, Class AM, 6.08%, 2/12/51 (a)		1,000	1,125,478
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (a)		13,937	14,268,684
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (a)		9,858	11,150,303
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		7,752	8,611,404
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		2,109	2,278,451
Series 2013-C10, Class C, 4.30%, 12/15/47 (a)		1,885	1,754,296
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		3,055	3,167,943
Series 2007-C1, Class AJ, 5.48%, 2/15/40		5,670	5,669,087
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		2,887	3,230,283

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (a)	USD	4,160	$4,369,123
ML-CFC Commercial Mortgage Trust:
Series 2006-1, Class AJ, 5.75%, 2/12/39 (a)		3,100	3,211,777
Series 2007-9, Class ASB, 5.64%, 9/12/49		20,149	20,678,920
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (b)		8,496	7,469,843
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (a)		753	767,366
Series 2007-HQ12, Class AM, 5.76%, 4/12/49 (a)		6,695	7,108,035
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		10,647	11,749,804
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		4,001	4,396,194
Series 2007-IQ14, Class AM, 5.87%, 4/15/49 (a)		6,600	6,732,667
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (a)		4,505	4,832,428
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		1,205	1,226,256
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(d)		5,789	5,644,682
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		1,181	1,182,788
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		3,142	3,113,103
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		2,680	2,585,369
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		4,996	5,030,456
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		2,655	2,628,798
New York Securitization Trust, Series 2012-1, Class A, 6.68%, 12/27/47 (a)(b)		12,069	12,069,000
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (b)		454	454,031
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		14,186	15,405,816
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		6,999	7,000,652
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (b)		2,145	2,148,605
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		7,728	7,612,470
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		1,202	1,210,656
Series 2007-C33, Class A4, 6.12%, 2/15/51 (a)		4,310	4,762,934
Series 2007-C33, Class AJ, 6.12%, 2/15/51 (a)		3,775	3,626,337
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		4,444	4,429,282
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		5,745	5,479,501

			403,528,585

See Notes to Consolidated Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.31%, 9/10/46 (a)	USD	29,170	$2,231,505
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.42%, 5/15/45 (a)		21,810	2,728,222
Series 2013-CR6, Class XA, 1.70%, 3/10/46 (a)		54,970	4,381,555
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		30,760	1,671,372
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.20%, 6/15/45 (a)		20,720	2,134,762
Series 2013-LC11, Class XA, 1.73%, 4/15/46 (a)		25,987	2,601,184
Series 2013-LC11, Class XB, 0.73%, 4/15/46 (a)		4,570	206,532
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.89%, 2/15/46 (a)		22,172	2,281,544
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.86%, 3/15/45 (a)(b)		41,389	5,316,208
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.81%, 5/25/36 (a)(b)		1,627	22,039
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.98%, 12/15/45 (a)(b)		36,448	4,093,343
Series 2013-C15, Class XA, 0.87%, 8/15/46 (a)		41,396	1,822,125

			29,490,391
Total Non-Agency Mortgage-Backed Securities — 17.5%			582,014,632

Other Interests (f)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (g)(h)		1,888	—
Lehman Brothers Holdings, Inc. (g)(h)		7,360	1
Total Other Interests — 0.0%			1

Preferred Securities
Capital Trusts	Par (000)
Automobiles — 0.0%
Volkswagen International Finance NV, 3.88% (a)(i)	EUR	100	135,623
Capital Markets — 0.0%
State Street Capital Trust IV, 1.25%, 6/01/77 (a)	USD	770	600,600
Commercial Banks — 0.0%
Barclays Bank PLC, 4.75% (a)(i)	EUR	410	438,188
Barclays Bank PLC, 4.88% (a)(i)		500	573,270
Deutsche Bank Capital Funding Trust XI, 9.50% (i)		80	115,787
HSBC Capital Funding LP, 5.37% (a)(i)		100	136,300

			1,263,545

Capital Trusts	Par (000)		Value
Diversified Financial Services — 0.2%
JPMorgan Chase & Co.:
5.15% (a)(i)	USD	2,662	$2,329,250
6.00%, 12/29/49 (a)(i)		5,875	5,507,813

			7,837,063
Electric Utilities — 0.1%
Enel SpA, 8.75%, 9/24/73 (a)(b)	USD	1,375	1,399,588
NGG Finance PLC, 4.25%, 6/18/76 (a)	EUR	100	133,729

			1,533,317
Insurance — 0.3%
Allianz Finance II BV, 4.38% (a)(i)	USD	100	139,513
Generali Finance BV, 5.48% (a)(i)	EUR	50	62,908
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)	USD	1,841	2,071,125
Prudential Financial, Inc., 5.88%, 9/15/42 (a)		4,460	4,370,800
XL Group PLC, 6.50% (a)(i)		4,595	4,399,713

			11,044,059
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%, 12/19/49 (b)(i)		3,600	3,564,000
Multi-Utilities — 0.0%
GDF SUEZ, 3.88%, 12/31/49 (a)	EUR	100	136,065
RWE AG, 4.63% (a)(i)		65	88,991

			225,056
Total Capital Trusts — 0.7%			26,203,263

Preferred Stocks		Shares
Commercial Banks — 0.2%
Wells Fargo & Co., 5.85% (i)		220,000	5,251,400

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40		349,440	9,599,117
Total Preferred Securities — 1.2%			41,053,780

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	4,410	4,681,215
5.50%, 6/15/43		5,285	5,653,893
Total Taxable Municipal Bonds — 0.3%			10,335,108

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 6.63%, 11/15/30		1,450	1,938,150
Freddie Mac:
2.50%, 4/23/14 (j)		6,100	6,182,978
3.75%, 3/27/19 (k)		3,650	4,016,537
4.38%, 7/17/15 (j)		7,950	8,528,378
4.88%, 6/13/18		4,300	4,943,835

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations (concluded)
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.78%, 10/25/45 (b)	USD	3,060	$2,752,439
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)(b)		710	672,285
Series 2013-K713, Class B, 3.27%, 4/25/20 (a)(b)		615	562,614
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/10/14		60	60,566

			29,657,782
Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2005-48, Class AR, 5.50%, 2/25/35		26	27,793
Freddie Mac, Series 2825, Class VP, 5.50%, 6/15/15		457	460,411

			488,204
Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (a)		4,225	4,843,876
Freddie Mac:
Series K027, Class A2, 2.64%, 1/25/23		7,275	6,920,293
Series K030, Class A2, 3.25%, 4/25/23		5,505	5,482,743
Series K031, Class A2, 3.30%, 4/25/23		12,025	12,002,092

			29,249,004
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		4,596	570,655
Freddie Mac, Series 3990, Class SN, 6.42%, 2/15/40 (a)		1,209	53,828

			624,483
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.53%, 1/25/21		13,307	1,804,269
Freddie Mac:
Series K019, Class X1, 1.88%, 3/25/22		10,196	1,142,755
Series K707, Class X1, 1.69%, 1/25/47		22,903	1,568,520
Series K710, Class X1, 1.91%, 5/25/19		17,024	1,418,576
Series K009, Class X1, 1.66%, 8/25/20		43,407	3,284,527
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53		23,729	1,765,580

			10,984,227
Mortgage-Backed Securities — 46.3%
Fannie Mae Mortgage-Backed Securities:
1.99%, 8/01/43 (a)		834	826,656
2.02%, 12/01/42 (a)		4,288	4,284,070
2.05%, 1/01/43-2/01/43 (a)		4,357	4,351,306
2.05%, 8/01/43 (a)		508	504,346
2.07%, 7/01/43 (a)		1,323	1,314,359
2.08%, 8/01/43 (a)		3,007	2,988,730
2.09%, 6/01/43 (a)		605	600,786
2.16%, 12/01/42 (a)		2,097	2,107,805
2.23%, 10/01/42 (a)		5,022	5,131,919
2.25%, 10/01/42 (a)		2,120	2,131,852
2.25%, 9/01/43 (a)		2,702	2,698,680
2.27%, 7/01/43 (a)		1,940	1,949,396
2.50%, 10/01/28 (l)		121,400	122,082,875
2.97%, 3/01/41 (a)		1,999	2,084,950
3.00%, 10/01/28-10/01/43 (l)		166,178	164,007,344
3.15%, 3/01/41 (a)		2,273	2,364,550
3.23%, 12/01/40 (a)		4,175	4,375,836

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
3.50%, 7/01/28-10/01/43 (l)	USD	132,767	$135,856,587
4.00%, 1/01/25-10/01/43 (j)		172,773	181,740,887
4.50%, 2/01/25-10/01/43 (l)		110,999	118,552,254
5.00%, 5/01/23-10/01/43 (l)		72,182	78,418,511
5.00%, 8/01/38 (a)		3,569	3,811,998
5.21%, 10/01/38 (a)		25	26,626
5.50%, 12/01/32-10/01/43 (l)		53,774	58,655,416
6.00%, 2/01/34-10/01/43 (l)		52,377	57,418,789
6.50%, 5/01/40		16,526	18,264,721
Freddie Mac Mortgage-Backed Securities:
2.10%, 1/01/43 (a)		2,221	2,223,225
2.10%, 6/01/43 (a)		1,902	1,892,950
2.11%, 1/01/43 (a)		2,134	2,135,207
2.14%, 8/01/43 (a)		2,428	2,422,538
2.20%, 8/01/43 (a)		2,401	2,401,498
2.23%, 8/01/43 (a)		704	705,157
2.31%, 10/01/36 (a)		42	44,444
2.48%, 2/01/37 (a)		30	32,091
2.62%, 2/01/37 (a)		96	102,476
2.92%, 6/01/42 (a)		5,279	5,442,335
3.00%, 10/01/28-10/01/43 (l)		54,359	53,653,375
3.03%, 2/01/41 (a)		3,667	3,831,182
3.50%, 10/01/28-10/01/43 (l)		35,500	36,392,500
4.00%, 10/01/28-10/01/43 (l)		85,100	88,982,865
4.50%, 10/01/41-10/01/43 (l)		58,510	62,262,075
5.00%, 7/01/35-10/01/43 (l)		34,186	36,916,997
5.50%, 10/01/43 (l)		17,000	18,418,437
Ginnie Mae Mortgage-Backed Securities:
1.63%, 5/20/34 (a)		1,201	1,251,868
3.00%, 10/15/43 (l)		24,600	24,311,717
3.50%, 2/15/42-10/15/43 (l)		57,605	59,424,038
4.00%, 10/20/40-10/15/43 (l)		42,850	45,383,385
4.50%, 5/20/41-2/15/42 (j)		67,381	72,923,025
5.00%, 12/15/38-10/15/43 (l)		38,794	42,313,976

			1,540,018,610
Total U.S. Government Sponsored Agency Securities — 48.4%			1,611,022,310

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.63%, 8/15/43 (j)		143,743	142,081,043
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (j)		12,137	10,387,199
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23 (j)		44,402	43,194,312
0.38%, 7/15/23 (j)		93,741	93,257,817
U.S. Treasury Notes:
0.38%, 8/31/15 (j)		107,122	107,247,547
0.88%, 9/15/16-1/31/18 (j)		260,889	262,690,056
0.75%, 2/28/18-3/31/18		35	34,313
1.50%, 8/31/18 (j)		34,605	34,834,812
1.38%, 9/30/18-5/31/20 (j)		66,286	65,354,815
1.13%, 4/30/20		976	927,810
2.13%, 8/31/20 (j)		43,826	44,212,896
2.50%, 8/15/23		11,950	11,828,636
Total U.S. Treasury Obligations — 24.5%			816,051,256
Total Long-Term Investments (Cost — $4,930,234,801) — 149.3%			4,971,944,618

See Notes to Consolidated Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements — 9.4%
Barclays Bank PLC, (0.88)%, Open (Purchased on 5/29/13 to be repurchased at EUR 889,793, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 935,000 and $1,284,609, respectively)	EUR	960	$1,298,470
Barclays Bank PLC, (0.45)%, Open (Purchased on 2/20/13 to be repurchased at EUR 1,990,329, collateralized by Kingdom of Spain, 5.90% due at 7/30/26, par and fair value of EUR 1,870,000 and $2,843,276, respectively)		2,120	2,868,415
Barclays Bank PLC, (0.22)%, Open (Purchased on 2/06/13 to be repurchased at EUR 2,673,182, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 2,600,000 and $3,501,935, respectively)		2,753	3,724,905
Barclays Bank PLC, (0.18)%, Open (Purchased on 9/04/13 to be repurchased at EUR 1,157,948, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 1,170,000 and $1,572,475, respectively)		1,175	1,589,442
Barclays Bank PLC, (0.11)%, Open (Purchased on 9/04/13 to be repurchased at EUR 908,582, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 860,000 and $1,222,613, respectively)		914	1,235,917
Barclays Bank PLC, (0.10)%, Open (Purchased on 5/22/13 to be repurchased at EUR 6,641,543, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 5,680,000 and $8,707,264, respectively)		6,675	9,030,015
Barclays Bank PLC, (0.10)%, Open (Purchased on 5/22/13 to be repurchased at EUR 663,410, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 570,000 and $869,750, respectively)		667	901,989
Barclays Bank PLC, (0.09)%, Open (Purchased on 9/02/13 to be repurchased at EUR 13,940,245, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 13,959,000 and $18,793,393, respectively)		14,042	18,996,171
Barclays Bank PLC, (0.08)%, Open (Purchased on 11/14/12 to be repurchased at EUR 29,465,149, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $39,647,595, respectively)		29,578	40,014,172
Barclays Bank PLC, (0.08)%, Open (Purchased on 11/14/12 to be repurchased at EUR 29,470,967, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $39,655,424, respectively)		29,584	40,022,073
Barclays Bank PLC, (0.07)%, Open (Purchased on 2/27/13 to be repurchased at EUR 2,271,005, collateralized by Kingdom of Spain, 5.50% due at 4/30/21, par and fair value of EUR 2,030,000 and $3,042,199, respectively)		2,284	3,090,230

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (0.05)%, Open (Purchased on 5/22/13 to be repurchased at EUR 666,112, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 570,000 and $646,832, respectively)	EUR	668	$903,365
Barclays Bank PLC, (0.05)%, Open (Purchased on 9/30/13 to be repurchased at EUR 1,802,834, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 5/01/23, par and fair value of EUR 1,730,000 and $2,359,155, respectively)		1,812	2,450,869
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/21/13 to be repurchased at EUR 6,569,878, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 5,680,000 and $6,376,606, respectively)		6,583	8,905,566
Barclays Bank PLC, (0.02)%, Open (Purchased on 9/05/13 to be repurchased at EUR 905,135, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 3/01/21, par and fair value of EUR 890,000 and $1,200,786, respectively)		907	1,226,372
Citigroup Global Markets Holdings, Inc., (0.10)%, Open (Purchased on 11/15/12 to be repurchased at EUR 59,325,691, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 58,800,000 and $79,902,618, respectively)		59,609	80,641,386
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 7/11/13 to be repurchased at $4,145,031, collateralized by General Electric Capital Corp., 1.63% due at 4/02/18, par and fair value of USD 4,250,000 and $4,183,653, respectively)	USD	4,165	4,165,000
Credit Suisse Securities (USA) LLC, 0.00%, Open (Purchased on 9/17/13 to be repurchased at $1,506,000, collateralized by U.S. Treasury Notes, 1.13% due at 3/31/20, par and fair value of USD 1,600,000 and $1,526,274, respectively)		1,506	1,506,000
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 9/17/13 to be repurchased at $2,983,746, collateralized by U.S. Treasury Notes, 1.75% due at 5/15/23, par and fair value of USD 3,259,000 and $3,019,923, respectively)		2,978	2,977,911
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 9/30/13 to be repurchased at $7,976,831, collateralized by U.S. Treasury Notes, 2.50% due at 8/15/23, par and fair value of USD 8,027,000 and $7,945,478, respectively)		7,977	7,976,831
Credit Suisse Securities (USA) LLC, 0.04%, Open (Purchased on 9/18/13 to be repurchased at $11,156,778, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 13,550,000 and $11,214,738, respectively)		11,026	11,026,313

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
Credit Suisse Securities (USA) LLC, 0.06%, Open (Purchased on 9/03/13 to be repurchased at $1,198,564, collateralized by U.S. Treasury Notes, 1.25% due at 2/29/20, par and fair value of USD 1,260,000 and $1,212,750, respectively)	USD	1,194	$1,193,850
Credit Suisse Securities (USA) LLC, 0.11%, Open (Purchased on 9/03/13 to be repurchased at $6,596,059, collateralized by U.S. Treasury Notes, 1.13% due at 3/31/20, par and fair value of USD 6,966,000 and $6,636,190, respectively)		6,548	6,548,040
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 7/09/13 to be repurchased at $4,099,255, collateralized by Teck Resources Ltd., 4.75% due at 1/15/22, par and fair value of USD 4,000,000 and $4,014,076, respectively)		4,135	4,135,000
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 7/11/13 to be repurchased at $3,323,732, collateralized by Noble Holding International Ltd., 3.95% due at 3/15/22, par and fair value of USD 3,400,000 and $3,279,606, respectively)		3,353	3,353,250
Deutsche Bank Securities, Inc., (0.02)%, Open (Purchased on 9/23/13 to be repurchased at $31,640,604, collateralized by U.S. Treasury Notes, 0.63% due at 4/30/18, par and fair value of USD 32,734,000 and $31,818,463, respectively)		31,670	31,670,145
Deutsche Bank Securities, Inc., 0.01%, Open (Purchased on 9/25/13 to be repurchased at $17,244,637, collateralized by U.S. Treasury Bonds, 2.88% due at 5/15/43, par and fair value of USD 19,905,000 and $16,894,369, respectively)		17,193	17,192,944
Morgan Stanley & Co. International PLC, (0.05)%, Open (Purchased on 3/04/13 to be repurchased at EUR 2,798,482, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 2,585,000 and $3,922,438, respectively)	EUR	2,811	3,803,116

			312,447,757
		Shares
Money Market Funds — 1.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03%		51,436,621	51,436,621
Total Short-Term Securities (Cost — $352,558,461) — 10.9%			363,884,378

Options Purchased
(Cost — $6,720,165) — 0.1%			3,147,392
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds
(Cost — $5,289,513,427) — 160.3%			5,338,976,388

TBA Sale Commitments (l)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/28	USD	21,900	$(22,023,188)
3.00%, 10/01/28-10/01/43		38,500	(37,633,063)
3.50%, 10/01/28-10/01/43		6,100	(6,224,484)
4.00%, 10/01/28-10/01/43		140,600	(147,730,072)
4.50%, 10/01/43		66,500	(71,019,925)
5.00%, 10/01/43		51,500	(55,845,312)
5.50%, 10/01/43		16,500	(17,985,000)
6.00%, 10/01/43		15,900	(17,390,625)
6.50%, 10/01/43		5,600	(6,204,625)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/43		27,700	(28,950,821)
4.50%, 10/01/43		15,200	(16,178,500)
5.00%, 10/01/43		7,200	(7,761,094)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/43		16,400	(16,858,688)
4.00%, 10/15/43		1,300	(1,371,094)
4.50%, 10/15/43		12,000	(12,914,063)
5.00%, 10/15/43		1,100	(1,197,453)
Total TBA Sale Commitments (Proceeds — $459,888,477) — (14.0)%			(467,288,007)

Options Written
(Premiums Received — $3,486,213) — (0.1)%			(1,609,661)

Borrowed Bonds
Corporate Bonds — (0.3)%
General Electric Capital Corp., 1.63%, 4/02/18		4,250	(4,183,653)
Noble Holding International Ltd., 3.95%, 3/15/22		3,400	(3,279,606)
Teck Resources Ltd., 4.75%, 1/15/22		4,000	(4,014,076)

			(11,477,335)
Foreign Government Obligations — (6.5)%
Buoni Poliennali Del Tesoro,
3.75%, 3/01/21-8/01/21	EUR	16,954	(22,851,263)
4.50%, 5/01/23-3/01/26		4,330	(5,861,090)
French Treasury Notes,
1.00%, 7/25/17		117,030	(159,205,637)
Kingdom of Belgium,
4.00%, 3/28/18		6,250	(7,023,438)
Kingdom of Spain,
4.10%, 7/30/18		860	(1,222,613)
5.50%, 4/30/21		2,030	(3,042,199)
5.85%, 1/31/22		2,585	(3,922,438)
5.90%, 7/30/26		1,870	(2,843,276)
Republic of France,
4.00%, 4/25/18		6,250	(9,577,014)

			(215,548,968)
U.S. Treasury Obligations — (2.4)%
U.S. Treasury Bonds,
2.75%, 11/15/42	USD	13,435	(11,119,558)
2.88%, 5/15/43		19,905	(16,894,369)

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)		Value
U.S. Treasury Obligations (concluded)
U.S. Treasury Notes,
0.63%, 4/30/18	USD	32,734	$(31,818,463)
1.25%, 2/29/20		1,260	(1,212,750)
1.13%, 3/31/20		8,566	(8,162,464)
1.75%, 5/15/23		3,259	(3,019,923)
2.50%, 8/15/23		8,027	(7,945,478)

			(80,173,005)
Total Borrowed Bonds (Proceeds — $299,903,449) — (9.2)%			(307,199,308)

Value
Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 137.0%	$4,562,879,412
Liabilities in Excess of Other Assets — (37.0)%	(1,231,721,714)

Net Assets — 100.0%	$3,331,157,698

Notes to Consolidated Schedule of Investments

*	As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,304,991,043

Gross unrealized appreciation	$93,183,577
Gross unrealized depreciation	(59,198,232)

Net unrealized appreciation	$33,985,345

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents a zero-coupon bond. Rate shown reflects the annualized yield at date of purchase.

(e)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2012	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at September 30, 2013	Value at September 30, 2013	Income
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/35	$8,543	—		$(8,543)	—	—	$52
BlackRock Liquidity Funds, TempFund, Institutional Class	9,146,877	42,289,744	[1]	—	51,436,621	$51,436,621	$10,408
iShares iBoxx $ High Yield Corporate Bond ETF	—	190,000		—	190,000	$17,396,400	$177,280
iShares JPMorgan USD Emerging Markets Bond Fund	114,500	—		—	114,500	$12,480,500	$577,544

[1]	Represents net shares purchased.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Non-income producing security.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(k)	All or a portion of security has been pledged in connection with open financial futures contracts.

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(5,329,812)	$2,070
Citigroup Global Markets, Inc.	$49,048,646	$914,084
Credit Suisse Securities (USA) LLC	$94,645,846	$1,361,276
Deutsche Bank Securities, Inc.	$2,807,437	$(371,664)
Goldman Sachs & Co.	$46,078,858	$782,303
J.P. Morgan Securities LLC	$32,199,480	$(262,274)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(12,838,046)	$(84,484)
Morgan Stanley & Co. LLC	$38,003,501	$1,386,032
Nomura Securities International, Inc.	$(18,396,813)	$(291,500)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.07%	3/22/13	Open	$32,320,000	$32,332,129
BNP Paribas Securities Corp.	0.11%	4/09/13	Open	13,031,400	13,038,368
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	5/13/13	Open	37,381,500	37,394,677
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	5/15/13	Open	5,563,556	5,565,490
Deutsche Bank Securities, Inc.	0.15%	6/20/13	Open	8,745,000	8,748,607
Deutsche Bank Securities, Inc.	0.15%	6/20/13	Open	6,237,250	6,239,823
Credit Suisse Securities (USA) LLC	0.11%	9/03/13	Open	33,040,250	33,042,976
Credit Suisse Securities (USA) LLC	0.11%	9/03/13	Open	28,532,790	28,535,144
Credit Suisse Securities (USA) LLC	0.11%	9/03/13	Open	8,880,356	8,881,089
HSBC Securities (USA), Inc.	0.15%	9/12/13	10/10/13	28,600,000	28,603,337
Credit Suisse Securities (USA) LLC	0.09%	9/12/13	Open	10,143,540	10,144,022
Barclays Capital, Inc.	0.15%	9/16/13	10/10/13	44,972,000	44,976,497
Morgan Stanley & Co. LLC	0.08%	9/23/13	Open	61,966,750	61,967,852
RBC Capital Markets, LLC	0.12%	9/24/13	10/01/13	138,250,000	138,253,226
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	9/24/13	Open	8,621,438	8,621,588
RBC Capital Markets, LLC	0.16%	9/25/13	10/10/13	23,319,000	23,320,555
BNP Paribas Securities Corp.	0.06%	9/27/13	Open	33,330,000	33,330,222
BNP Paribas Securities Corp.	0.10%	9/30/13	10/01/13	107,255,903	107,256,200
Deutsche Bank Securities, Inc.	0.06%	9/30/13	10/01/13	257,189,563	257,189,991
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	9/30/13	10/01/13	33,845,000	33,845,103
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	9/30/13	10/01/13	40,617,362	40,617,363
RBC Capital Markets, LLC	0.16%	9/30/13	10/10/13	26,829,000	26,830,192
Total				$988,671,658	$988,734,451

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
15	Nikkei 225 Index	Chicago Mercantile	December 2013	USD	1,096,125	$(2,740)
7,579	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	1,669,393,172	2,822,670
787	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	95,263,891	362,788
1,119	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2013	USD	149,246,625	1,984,661
114	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	16,198,688	108,856
170	Three Month Sterling	NYSE Liffe	September 2015	USD	33,963,193	70,523
143	3-month EURIBOR	NYSE Liffe	September 2016	USD	47,713,903	110,092
145	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	35,347,375	32,239
547	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	132,729,550	203,102
(373)	Euro-Bobl	Eurex	December 2013	USD	(62,794,069)	(620,415)
(213)	Euro-Bund	Eurex	December 2013	USD	(40,486,079)	(806,620)
(15)	Euro-Schatz	Eurex	December 2013	USD	(2,240,320)	(5,348)
(324)	E-Mini S&P 500 Futures	Chicago Mercantile	December 2013	USD	(27,122,850)	101,277
(102)	Gilt British	NYSE Liffe	December 2013	USD	(18,217,000)	(153,668)
(2,484)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(313,954,313)	(5,634,370)
(141)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	(35,070,225)	(5,173)
(70)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	(17,366,125)	(4,175)
(547)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(135,437,200)	(144,773)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	(246,338)	(209)
(143)	3-month EURIBOR	NYSE Liffe	September 2017	USD	(47,433,389)	(101,917)
(145)	Euro Dollar Futures	Chicago Mercantile	March 2018	USD	(35,039,250)	(39,069)
Total						$(1,722,269)

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	530,000	USD	716,459	Bank of America N.A.	10/01/13	$551
USD	3,767,874	EUR	2,850,000	JPMorgan Chase Bank N.A.	10/03/13	(87,778)
USD	2,911,045	EUR	2,210,000	Deutsche Bank AG	10/04/13	(78,784)
GBP	700,000	USD	1,083,737	The Bank of New York Mellon	10/22/13	49,284
GBP	1,049,000	USD	1,632,571	The Bank of New York Mellon	10/22/13	65,342
GBP	4,978,000	USD	7,580,394	The Bank of New York Mellon	10/22/13	477,004
MXN	85,874,000	USD	6,529,101	BNP Paribas S.A.	10/22/13	18,110
USD	694,655	GBP	447,000	Citibank N.A.	10/22/13	(28,860)
USD	1,961,433	GBP	1,233,000	Citibank N.A.	10/22/13	(34,303)
USD	10,074,181	GBP	6,500,000	Credit Suisse International	10/22/13	(446,729)
USD	48,934,762	GBP	32,450,000	Deutsche Bank AG	10/22/13	(3,588,856)
USD	4,028,654	MXN	52,261,000	Barclays Bank PLC	10/22/13	44,168
USD	1,455,544	MXN	18,756,000	BNP Paribas S.A.	10/22/13	25,548
USD	5,311,010	MXN	67,118,000	BNP Paribas S.A.	10/22/13	193,796
USD	6,800,690	EUR	5,038,000	BNP Paribas S.A.	10/24/13	(15,369)
USD	331,257,350	EUR	245,189,743	BNP Paribas S.A.	10/24/13	(467,093)
USD	175,489	EUR	129,964	Citibank N.A.	10/24/13	(343)
CAD	2,915,000	USD	2,821,676	The Bank of New York Mellon	12/18/13	2,595
CHF	1,526,637	EUR	1,242,062	UBS AG	12/18/13	8,600
CHF	1,478,165	USD	1,625,000	Citibank N.A.	12/18/13	10,636
EUR	107,062	USD	144,434	UBS AG	12/18/13	435
EUR	1,135,000	USD	1,531,194	UBS AG	12/18/13	4,609
EUR	1,135,000	USD	1,531,194	UBS AG	12/18/13	4,609
INR	466,100,000	USD	7,375,000	JPMorgan Chase Bank N.A.	12/18/13	(89,147)
INR	597,793,200	USD	9,420,000	Morgan Stanley Capital Services LLC	12/18/13	(75,582)
JPY	139,651,727	USD	1,415,000	Deutsche Bank AG	12/18/13	6,533
MXN	30,970,079	USD	2,379,000	Barclays Bank PLC	12/18/13	(28,300)
MXN	216,829,913	USD	16,655,000	Barclays Bank PLC	12/18/13	(197,116)
MXN	5,896,374	USD	461,000	Deutsche Bank AG	12/18/13	(13,452)
MXN	53,337,000	USD	4,091,844	The Bank of New York Mellon	12/18/13	(43,445)
USD	2,950,147	CAD	3,041,000	Citibank N.A.	12/18/13	3,798
USD	1,555,000	CAD	1,605,648	Deutsche Bank AG	12/18/13	(672)
USD	3,249,000	CHF	3,004,802	Barclays Bank PLC	12/18/13	(75,907)
USD	1,532,420	EUR	1,135,000	UBS AG	12/18/13	(3,383)
USD	1,690,000	JPY	166,897,978	BNP Paribas S.A.	12/18/13	(8,876)
USD	8,325,000	JPY	822,145,365	BNP Paribas S.A.	12/18/13	(43,722)
USD	1,420,000	JPY	139,407,080	Citibank N.A.	12/18/13	958
USD	1,420,000	MXN	18,285,550	Citibank N.A.	12/18/13	32,085
USD	1,420,000	MXN	18,518,433	Citibank N.A.	12/18/13	14,409
USD	16,830,000	TRY	34,145,293	Bank of America N.A.	12/18/13	168,482
ZAR	166,838,315	USD	16,830,000	Credit Suisse International	12/18/13	(411,261)
Total						$(4,607,426)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CBOE Volatility Index	Call	USD	15.00	10/16/13	1,362	$224,730
CBOE Volatility Index	Call	USD	19.00	10/16/13	1,362	81,720
SPDR S&P 500 ETF Trust	Call	USD	172.00	10/19/13	5,000	300,000
SPDR S&P 500 ETF Trust	Call	USD	175.00	12/21/13	3,416	478,240
EURO STOXX 50 Index	Put	EUR	2,925.00	10/18/13	341	296,169
S&P 500 Index	Put	USD	1,650.00	10/19/13	39	45,942
Total						$1,426,801

•	Over-the-counter barrier options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	TRY	2.07	TRY	2.2157	10/02/13	USD	8,740	$2,119
AUD Currency	Citibank N.A.	USD	0.81	USD	0.81	12/20/13	AUD	3,740	67,441
Total									$69,560

•	Over-the-counter options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
AUD Currency	BNP Paribas S.A.	Call	USD	0.92	10/01/13	AUD	33,020	$600,597
USD Currency	Deutsche Bank AG	Call	JPY	105.00	10/03/13	USD	6,740	1
USD Currency	BNP Paribas S.A.	Call	JPY	105.00	10/31/13	USD	46,405	17,996
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	100.00	10/31/13	USD	16,895	112,367
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	110.00	10/31/13	USD	16,895	125
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	100.00	10/31/13	USD	6,305	41,934
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	110.00	10/31/13	USD	6,305	47
USD Currency	Deutsche Bank AG	Call	CHF	0.95	11/15/13	USD	8,120	14,796
USD Currency	Deutsche Bank AG	Call	MXN	13.16	11/18/13	USD	4,745	107,978
USD Currency	Royal Bank of Scotland PLC	Call	MXN	13.16	11/18/13	USD	4,750	108,091
EUR Currency	BNP Paribas S.A.	Call	CHF	1.30	12/12/13	EUR	8,485	1,987
EUR Currency	Deutsche Bank AG	Call	CHF	1.25	12/12/13	EUR	8,485	27,496
EUR Currency	Royal Bank of Scotland PLC	Put	USD	1.24	10/01/13	EUR	67,700	9
EUR Currency	Citibank N.A.	Put	USD	1.25	11/18/13	EUR	11,395	2,295
EUR Currency	Citibank N.A.	Put	USD	1.21	11/18/13	EUR	11,395	137
EUR Currency	Citibank N.A.	Put	USD	1.29	11/18/13	EUR	10,590	15,599
USD Currency	Deutsche Bank AG	Put	MXN	12.00	11/18/13	USD	9,495	3,538
GBP Currency	Barclays Bank PLC	Put	USD	1.50	12/06/13	GBP	18,295	11,533
GBP Currency	Deutsche Bank AG	Put	USD	1.54	12/06/13	GBP	18,295	44,240
EUR Currency	UBS AG	Put	USD	1.32	12/20/13	EUR	11,715	95,136
EUR Currency	UBS AG	Put	USD	1.33	12/20/13	EUR	7,080	74,456
EUR Currency	UBS AG	Put	USD	1.33	12/20/13	EUR	7,080	74,456
Total								$1,354,814

•	Over-the-counter credit default swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	EUR	400.00	Receive	iTraxx Crossover Series 20 Version 1	11/20/13	EUR	5,290	$118,532
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	400.00	Receive	iTraxx Crossover Series 20 Version 1	11/20/13	EUR	7,930	177,685
Total										$296,217

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter straddle options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Strike Volatility	Strike/Maturity Date[1]	Notional Amount (000)		Market Value
EUR/USD - 2-Month Forward/1-Month Volatility - Forward Volatility Agreement	JPMorgan Chase Bank N.A.	7.42	11/29/13	EUR	21,705	—

[1]	On strike/maturity date, based on the current volatility level, the option will settle in cash or convert to a 1-month straddle option using the 11/29/13 spot rate.

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	127.00	10/04/13	164	$(33,311)
CBOE Volatility Index	Call	USD	17.00	10/16/13	2,724	(258,780)
SPDR S&P 500 ETF Trust	Call	USD	180.00	12/21/13	1,139	(53,533)
Total						$(345,624)

•	Over-the-counter options written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
AUD Currency	BNP Paribas S.A.	Call	USD	0.92	10/01/13	AUD	33,020	$(600,597)
USD Currency	Deutsche Bank AG	Call	JPY	110.00	10/03/13	USD	6,740	(1)
USD Currency	BNP Paribas S.A.	Call	JPY	110.00	10/31/13	USD	23,200	(172)
USD Currency	BNP Paribas S.A.	Call	JPY	100.00	10/31/13	USD	23,200	(154,301)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	105.00	10/31/13	USD	12,615	(4,892)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	105.00	10/31/13	USD	33,790	(13,104)
USD Currency	Deutsche Bank AG	Call	CHF	0.98	11/15/13	USD	8,120	(2,041)
USD Currency	Deutsche Bank AG	Call	MXN	13.16	11/18/13	USD	9,495	(216,069)
EUR Currency	BNP Paribas S.A.	Call	CHF	1.25	12/12/13	EUR	8,485	(27,496)
EUR Currency	Deutsche Bank AG	Call	CHF	1.30	12/12/13	EUR	8,485	(1,987)
EUR Currency	Citibank N.A.	Put	USD	1.16	10/01/13	EUR	67,700	(9)
EUR Currency	Citibank N.A.	Put	USD	1.21	11/18/13	EUR	11,395	(137)
EUR Currency	Citibank N.A.	Put	USD	1.25	11/18/13	EUR	21,180	(4,266)
USD Currency	Deutsche Bank AG	Put	MXN	12.00	11/18/13	USD	4,745	(1,768)
USD Currency	Royal Bank of Scotland PLC	Put	MXN	12.00	11/18/13	USD	4,750	(1,770)
GBP Currency	Barclays Bank PLC	Put	USD	1.54	12/06/13	GBP	18,295	(44,240)
GBP Currency	Deutsche Bank AG	Put	USD	1.50	12/06/13	GBP	18,295	(11,533)
EUR Currency	UBS AG	Put	USD	1.30	12/20/13	EUR	7,080	(33,348)
EUR Currency	UBS AG	Put	USD	1.30	12/20/13	EUR	7,080	(33,348)
EUR Currency	UBS AG	Put	USD	1.29	12/20/13	EUR	11,715	(41,550)
Total								$(1,192,629)

•	Over-the-counter credit default swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Market Value
Sold protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	EUR	500.00	Pay	iTraxx Crossover Series 20 Version 1	BB-	11/20/13	EUR	5,290	$(28,574)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	500.00	Pay	iTraxx Crossover Series 20 Version 1	BB-	11/20/13	EUR	7,930	(42,834)
Total											$(71,408)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Centrally cleared credit default swaps - buy protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	47,535	$(1,014,951)
iTraxx Europe Series 20 Version 1	1.00%	InterContinental Exchange	12/20/18	EUR	28,720	55,671
Total						$(959,280)

•	Centrally cleared credit default swaps - sell protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized (Depreciation)
iTraxx Europe Crossover Series 20 Version 1	5.00%	InterContinental Exchange	12/20/18	EUR	1,820	$(1,787)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/02/15	USD	855,265	$(1,454,542)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/23/15	USD	846,700	(436,793)
1.17%[1]	3-month LIBOR	Chicago Mercantile	3/02/15[2]	3/02/16	USD	84,985	(247,281)
1.24%[1]	3-month LIBOR	Chicago Mercantile	3/03/15[2]	3/03/16	USD	339,950	(1,240,817)
2.23%[1]	3-month LIBOR	Chicago Mercantile	8/01/14[2]	8/01/19	USD	15,640	(103,926)
2.25%[1]	3-month LIBOR	Chicago Mercantile	8/08/14[2]	8/08/19	USD	15,340	(104,113)
2.22%[1]	3-month LIBOR	Chicago Mercantile	8/11/14[2]	8/11/19	USD	15,310	(73,805)
3.94%[3]	3-month LIBOR	Chicago Mercantile	8/29/18[2]	8/29/19	USD	84,985	206,216
4.02%[3]	3-month LIBOR	Chicago Mercantile	9/04/18[2]	9/04/19	USD	339,950	1,051,125
2.93%[3]	3-month LIBOR	Chicago Mercantile	8/03/15[2]	8/03/20	USD	15,640	100,521
2.96%[3]	3-month LIBOR	Chicago Mercantile	8/10/15[2]	8/10/20	USD	15,340	107,337
2.90%[3]	3-month LIBOR	Chicago Mercantile	8/10/15[2]	8/10/20	USD	15,310	67,359
2.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/05/23	USD	6,100	(24,367)
3.77%[3]	3-month LIBOR	Chicago Mercantile	N/A	9/03/43	USD	61,720	1,235,641
Total							$(917,445)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Master Portfolio pays the floating rate and receives the fixed rate.

•	Over-the-counter credit default swaps - buy protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Kingdom of Spain	1.00%	JPMorgan Chase Bank N.A.	6/20/14	USD	6,720	$(13,831)	$68,844	$(82,675)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	12,800	637,507	646,274	(8,767)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	55,200	(999,260)	(414,643)	(584,617)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	53,486	(968,232)	(401,768)	(566,464)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,200	83,569	82,679	890

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter credit default swaps - buy protection outstanding as of September 30, 2013 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,350	$94,015	$93,014	$1,001
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	145,428	108,149	37,279
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	4,000	(11,062)	591,107	(602,169)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	5,750	(159,246)	(35,456)	(123,790)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	3,800	775,480	453,720	321,760
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	2,000	(754)	260,819	(261,573)
Banco de Sabadell SA	5.00%	BNP Paribas S.A.	6/20/17	EUR	720	(78,708)	25,632	(104,340)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	720	(46,720)	(7,678)	(39,042)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	540	(35,041)	(4,594)	(30,447)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,000	715,513	1,489,917	(774,404)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	103,800	(1,864,565)	(9,172)	(1,855,393)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,975	(118,313)	301,254	(419,567)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank N.A.	9/20/17	EUR	2,230	(108,144)	100,820	(208,964)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/17	EUR	1,300	894	105,718	(104,824)
Henkel AG & Co. KGaA	1.00%	Credit Suisse International	12/20/17	EUR	1,950	(70,678)	(36,040)	(34,638)
Diageo PLC	1.00%	Deutsche Bank AG	12/20/17	EUR	3,650	(119,322)	(63,548)	(55,774)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs International	12/20/17	EUR	750	4,346	24,162	(19,816)
Clariant AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	2,070	1,370	477,577	(476,207)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	555	3,215	22,098	(18,883)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	470	(56,845)	(37,771)	(19,074)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	3,200	(17,932)	(1,631)	(16,301)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,250	(7,004)	(1,278)	(5,726)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,330	28,490	61,424	(32,934)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	620	7,041	24,328	(17,287)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	800	8,141	26,453	(18,312)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,000	352,449	329,264	23,185
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	900	9,157	29,759	(20,602)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	1,810	23,778	46,971	(23,193)
Deutsche Telekom SA	1.00%	Barclays Bank PLC	6/20/18	EUR	90	(2,144)	(630)	(1,514)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	925	12,151	48,361	(36,210)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	3,780	363,747	495,805	(132,058)
iTraxx Sub Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	540	10,362	11,993	(1,631)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	995	13,071	53,079	(40,008)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	570	(65,392)	(37,956)	(27,436)
Renault SA	1.00%	Credit Suisse International	6/20/18	EUR	1,250	80,565	109,051	(28,486)
Lafarge SA	1.00%	Deutsche Bank AG	6/20/18	EUR	15	1,166	1,029	137
Banco Bilbao Vizcaya Argentaria SA	3.00%	Goldman Sachs International	6/20/18	EUR	330	(14,238)	(1,697)	(12,541)
Clariant AG	1.00%	Goldman Sachs International	6/20/18	EUR	80	854	1,806	(952)
Finmeccanica SpA	5.00%	Goldman Sachs International	6/20/18	EUR	90	(10,325)	(10,452)	127
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	(89,189)	(44,262)	(44,927)
Finmeccanica SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,290	(147,993)	(136,627)	(11,366)
Lafarge SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	60	4,665	3,763	902

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter credit default swaps - buy protection outstanding as of September 30, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	$(96,369)	$(43,170)	$(53,199)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	2,530	39,790	42,941	(3,151)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	2,740	43,093	52,671	(9,578)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,735	43,014	40,366	2,648
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(783)	137	(920)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,975	(15,520)	106,490	(122,010)
Daimler AG	1.00%	JPMorgan Chase Bank N.A.	9/20/18	EUR	100	(2,159)	(845)	(1,314)
Finmeccanica SpA	5.00%	Barclays Bank PLC	12/20/18	EUR	240	(24,527)	(23,746)	(781)
Total						$(1,641,425)	$5,024,511	$(6,665,936)

•	Over-the-counter credit default swaps - sold protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	2,000	$(500,198)	$(210,137)	$(290,061)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	(137,354)	(22,436)	(114,918)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	2,200	(550,217)	(131,693)	(418,524)
Republic of Italy	1.00%	Citibank N.A.	12/20/16	BBB	USD	4,000	(129,008)	(406,810)	277,802
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	103,800	1,864,566	87,215	1,777,351
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	6/20/17	B-	EUR	1,160	103,496	(72,402)	175,898
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	370	15,114	(30,476)	45,590
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	550	22,466	(46,560)	69,026
E.ON AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	3,250	52,267	35,733	16,534
Imperial Tobacco Group PLC	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	1,500	30,942	9,225	21,717
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	41,400	417,805	(328,729)	746,534
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	27,600	278,536	(219,153)	497,689
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	12/20/17	B-	EUR	610	48,677	23,378	25,299
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	12/20/17	B-	EUR	710	56,657	21,275	35,382
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	1,500	(130,887)	(140,050)	9,163
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	725	(63,262)	(70,161)	6,899
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	525	(45,810)	(50,806)	4,996
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	300	6,265	3,242	3,023
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	310	6,474	3,499	2,975
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB	EUR	2,690	(118,008)	(126,812)	8,804
Intesa Sanpaolo SpA	1.00%	Bank of America N.A.	3/20/18	BBB	EUR	2,230	(191,767)	(199,008)	7,241
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	4,500	(265,231)	(250,114)	(15,117)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	37	(2,173)	(2,661)	488
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	660	104,079	36,975	67,104
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	650	102,502	28,540	73,962
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	700	110,387	33,577	76,810
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	660	104,079	36,975	67,104

See Notes to Consolidated Financial Statements.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter credit default swaps - sold protection outstanding as of September 30, 2013 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	3/20/18	B-	EUR	480	$34,144	$18,541	$15,603
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	3/20/18	B-	EUR	500	35,566	21,834	13,732
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	3,200	38,543	6,237	32,306
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,250	15,056	2,000	13,056
Tata Motors Finance Ltd.	5.00%	Credit Suisse International	3/20/18	BB	EUR	720	106,106	78,102	28,004
UniCredit SpA	3.00%	Barclays Bank PLC	3/20/18	BBB	EUR	1,100	11,218	2,699	8,519
UniCredit SpA	3.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB	EUR	2,230	22,743	11,424	11,319
Allianz SE	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA	EUR	2,110	42,098	(5,268)	47,366
ArcelorMittal	1.00%	Deutsche Bank AG	6/20/18	BB+	EUR	15	(2,050)	(2,175)	125
ArcelorMittal	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BB+	EUR	40	(5,464)	(5,628)	164
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	1,810	(36,080)	(43,903)	7,823
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	925	(18,438)	(47,869)	29,431
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	995	(19,834)	(51,227)	31,393
Compagnie de Saint-Gobain SA	1.00%	Bank of America N.A.	6/20/18	BBB	EUR	1,190	(20,286)	(33,168)	12,882
Compagnie de Saint-Gobain SA	1.00%	BNP Paribas S.A.	6/20/18	BBB	EUR	35	(597)	(986)	389
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	700	(11,932)	(17,639)	5,707
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,260	3,256	(4,014)	7,270
France Telecom SA	1.00%	Barclays Bank PLC	6/20/18	BBB+	EUR	90	440	(792)	1,232
Glencore Xstrata PLC	1.00%	Citibank N.A.	6/20/18	BBB	EUR	760	(40,037)	(52,933)	12,896
Glencore Xstrata PLC	1.00%	Credit Suisse International	6/20/18	BBB	EUR	830	(43,723)	(34,262)	(9,461)
Glencore Xstrata PLC	1.00%	Goldman Sachs International	6/20/18	BBB	EUR	350	(18,437)	(26,945)	8,508
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	850	(44,777)	(36,535)	(8,242)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	700	(36,874)	(54,987)	18,113
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	350	(18,438)	(24,648)	6,210
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	2,830	(54,300)	(111,853)	57,553
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	2,230	(42,788)	(47,058)	4,270
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	926	(17,768)	(22,953)	5,185
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	2,570	(49,312)	(56,476)	7,164
Muenchener Rueckversicherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	Not Rated	EUR	2,110	41,758	17,973	23,785
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	1,190	7,115	13,542	(6,427)
Solvay SA	1.00%	Credit Suisse International	6/20/18	BBB+	EUR	830	3,305	852	2,453
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	530	56,979	49,042	7,937
Telecom Italia SpA	1.00%	Bank of America N.A.	6/20/18	BBB-	EUR	700	(84,017)	(83,608)	(409)
Telecom Italia SpA	1.00%	Barclays Bank PLC	6/20/18	BBB-	EUR	350	(42,008)	(45,604)	3,596
Telecom Italia SpA	1.00%	Goldman Sachs International	6/20/18	BBB-	EUR	350	(42,008)	(40,067)	(1,941)
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	1,180	20,034	19,113	921
Vinci SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	830	2,708	1,348	1,360

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	59

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter credit default swaps - sold protection outstanding as of September 30, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Vivendi SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	850	$(16,656)	$(12,217)	$(4,439)
General Electric Capital	1.00%	Deutsche Bank AG	9/20/18	AA+	USD	4,250	32,118	(35,729)	67,847
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	9/20/18	A-	USD	7,435	(70,173)	(148,107)	77,934
Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	9/20/18	A-	USD	4,425	(41,765)	(70,035)	28,270
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	330	109	221
Telecom Italia SpA	1.00%	Goldman Sachs International	9/20/18	BBB-	EUR	890	(117,937)	(132,895)	14,958
Valero Energy Corp.	1.00%	Deutsche Bank AG	9/20/18	BBB	USD	2,930	(34,311)	(39,674)	5,363
Vodafone Group PLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	A-	EUR	100	2,280	845	1,435
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC	EUR	130	(70,368)	(70,368)	—
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA+	USD	1,550	(119,807)	(116,641)	(3,166)
Republic of France	0.25%	Citibank N.A.	6/20/23	AA+	USD	1,670	(129,081)	(132,717)	3,636
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA+	USD	1,670	(129,081)	(123,319)	(5,762)
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	4,830	(284,085)	(683,595)	399,510
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	2,320	(225,079)	(228,174)	3,095
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(485,083)	(472,528)	(12,555)
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	2,320	(225,079)	(231,060)	5,981
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	2,000	(213,233)	(296,544)	83,311
Total							$(1,144,712)	$(5,388,914)	$4,244,202

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.52%[1]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	9/11/14[2]	9/10/15	MXN	1,071,510	$67,142	—	$67,142
3.27%[3]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	9,510	(759,891)	—	(759,891)
1.75%[1]	3-month LIBOR	Citibank N.A.	N/A	12/14/22	USD	700	(48,929)	—	(48,929)
2.80%[3]	3-month LIBOR	Deutsche Bank AG	N/A	4/23/43	USD	9,520	1,410,400	—	1,410,400
3.04%[3]	3-month LIBOR	Barclays Bank PLC	N/A	5/23/43	USD	24,800	2,673,738	—	2,673,738
3.05%[3]	3-month LIBOR	Deutsche Bank AG	N/A	5/24/43	USD	40,615	4,185,360	—	4,185,360
3.15%[1]	3-month LIBOR	UBS AG	N/A	6/10/43	USD	5,060	(449,991)	—	(449,991)
3.23%[3]	3-month LIBOR	Goldman Sachs International	N/A	6/11/43	USD	5,060	369,830	—	369,830
Total							$7,447,659	—	$7,447,659

[1]	Master Portfolio pays the floating rate and receives the fixed rate.

[2]	Forward swap.

[3]	Master Portfolio pays the fixed rate and receives the floating rate.

See Notes to Consolidated Financial Statements.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Nokia Oyj	3-month EURIBOR minus 2.00%[1]	Citibank N.A.	5/23/14	EUR	180	$(510,334)	—	$(510,334)
Nokia Oyj	3-month EURIBOR minus 1.50%[1]	JPMorgan Chase Bank N.A.	5/26/14	EUR	180	(510,005)	—	(510,005)
Nokia Oyj	3-month EURIBOR minus 1.25%[1]	BNP Paribas S.A.	6/20/14	EUR	15	(39,576)	$253	(39,829)
Nokia Oyj	3-month EURIBOR minus 1.25%[1]	Bank of America N.A.	7/01/14	EUR	37	(92,403)	—	(92,403)
Nokia Oyj	3-month EURIBOR[1]	JPMorgan Chase Bank N.A.	9/16/14	EUR	21	(13,506)	—	(13,506)
Nokia Oyj	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	9/22/14	EUR	13	(184)	—	(184)
Total						$(1,166,008)	$253	$(1,166,261)

[1]	Master Portfolio pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	61

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$481,546,814	$179,198,390	$660,745,204
Common Stocks	—	476,454	—	476,454
Corporate Bonds	—	806,741,945	7,684,364	814,426,309
Floating Rate Loan Interests	—	94,791,872	19,411,401	114,203,273
Foreign Agency Obligations	—	39,346,261	—	39,346,261
Foreign Government Obligations	—	252,393,130	—	252,393,130
Investment Companies	$29,876,900	—	—	29,876,900
Non-Agency Mortgage-Backed Securities	—	545,305,677	36,708,955	582,014,632
Other Interests	—	—	1	1
Preferred Securities	14,850,517	26,203,263	—	41,053,780
Taxable Municipal Bonds	—	10,335,108	—	10,335,108
U.S. Government Sponsored Agency Securities	—	1,611,022,310	—	1,611,022,310
U.S. Treasury Obligations	—	816,051,256	—	816,051,256
Short-Term Securities:
Borrowed Bond Agreements	—	312,447,757	—	312,447,757
Money Market Fund	51,436,621	—	—	51,436,621
Options Purchased:
Credit Contracts	—	296,217	—	296,217
Equity Contracts	1,130,632	296,169	—	1,426,801
Foreign Currency Exchange Contracts	—	1,424,374	—	1,424,374
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(467,288,007)	—	(467,288,007)
Borrowed Bonds	—	(307,199,308)	—	(307,199,308)
Total	$97,294,670	$4,224,191,292	$243,003,111	$4,564,489,073

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$5,578,824	—	$5,578,824
Equity contracts	$101,277	—	—	101,277
Foreign currency exchange contracts	551	1,131,001	—	1,131,552
Interest rate contracts	5,694,931	11,474,669	—	17,169,600
Liabilities:
Credit contracts	—	(9,033,033)	—	(9,033,033)
Equity contracts	(315,053)	(1,166,261)	—	(1,481,314)
Foreign currency exchange contracts	—	(6,931,607)	—	(6,931,607)
Interest rate contracts	(7,549,048)	(4,944,455)	—	(12,493,503)
Total	$(2,067,342)	$(3,890,862)	—	$(5,958,204)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,801,862	—	—	$2,801,862
Cash pledged for financial futures contracts	2,160,000	—	—	2,160,000
Cash pledged as collateral for over-the-counter derivatives	5,980,000	—	—	5,980,000
Cash pledged for centrally cleared swaps	8,770,000	—	—	8,770,000
Cash pledged as collateral for reverse repurchase agreements	8,037,000	—	—	8,037,000
Liabilities:
Reverse repurchase agreements	—	$(988,734,451)	—	(988,734,451)
Bank overdraft	—	(41,121,654)	—	(41,121,654)
Cash received as collateral for over the counter derivatives	—	(6,400,000)	—	(6,400,000)
Cash received as collateral for reverse repurchase agreements	—	(1,330,003)	—	(1,330,003)
Total	$27,748,862	$(1,037,586,108)	—	$(1,009,837,246)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of September 30, 2012	$11,209,292	$18,466,000	$29,123,026	$48,132,409	—	$106,930,727
Transfers into Level 3	7,530,000	—	—	—	—	7,530,000
Transfers out of Level 3[1]	(4,164,292)	—	(5,698,397)	(31,569,609)	—	(41,432,298)
Accrued discounts/premiums	36,475	(1,034)	18,160	15,379	$4	68,984
Net realized gain (loss)	26,730	40,725	123,888	398,233	—	589,576
Net change in unrealized appreciation/depreciation[2]	338,275	(6,043)	(30,101)	260,156	(95)	562,192
Purchases	171,336,738	7,650,716	6,504,731	35,633,790	92	221,126,067
Sales	(7,114,828)	(18,466,000)	(10,629,906)	(16,161,403)	—	(52,372,137)
Closing Balance, as of September 30, 2013	$179,198,390	$7,684,364	$19,411,401	$36,708,955	$1	$243,003,111

[1]

As of September 30, 2013, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Master Portfolio used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $41,432,298 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $(539,282).

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	63

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2013

Assets
Investments at value — unaffiliated (cost — $5,208,218,520)	$5,257,662,867
Investments at value — affiliated (cost — $81,294,907)	81,313,521
Cash pledged as collateral for reverse repurchase agreements	8,037,000
Cash pledged for financial futures contracts	2,160,000
Cash pledged as collateral for over-the-counter derivatives	5,980,000
Cash pledged for centrally cleared swaps	8,770,000
Foreign currency at value (cost — $2,782,025)	2,801,862
Variation margin receivable on centrally cleared swaps	1,124,675
Variation margin receivable on futures	616,473
Investments sold receivable	87,479,566
Swaps receivable	362,239
TBA sale commitments receivable	459,888,477
Swap premiums paid	6,901,023
Unrealized appreciation on foreign currency exchange contracts	1,131,552
Unrealized appreciation on over-the-counter swaps	14,229,623
Contributions receivable from investors	4,515,496
Interest receivable	22,039,942
Dividends receivable — unaffiliated	249
Prepaid expenses	14,401
Other assets	641,312

Total assets	5,965,670,278

Liabilities
Bank overdraft	41,121,654
Options written at value (premiums received — $3,486,213)	1,609,661
Borrowed bonds at value (proceeds — $299,903,449)	307,199,308
TBA sale commitments at value (proceeds — $459,888,477)	467,288,007
Reverse repurchase agreements	988,734,451
Cash received as collateral for reverse repurchase agreements	1,330,003
Cash received as collateral for over-the-counter derivatives	6,400,000
Variation margin payable on futures	291,830
Investments purchased payable	793,307,193
Swaps payable	1,833,848
Swap premiums received	7,265,173
Unrealized depreciation on foreign currency exchange contracts	5,738,978
Unrealized depreciation on over-the-counter swaps	10,369,959
Interest expense payable	1,426,214
Investment advisory fees payable	196,939
Professional fees payable	118,963
Directors’ fees payable	15,563
Other affiliates payable	8,984
Other accrued expenses payable	255,852

Total liabilities	2,634,512,580

Net Assets	$3,331,157,698

Net Assets Consist of
Investors’ capital	$3,298,284,220
Net unrealized appreciation/depreciation	32,873,478

Net Assets	$3,331,157,698

See Notes to Consolidated Financial Statements.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2013

Investment Income
Interest — unaffiliated	$133,565,135
Dividends — affiliated	765,232
Dividends — unaffiliated	411,587
Interest — affiliated	52

Total income	134,742,006

Expenses
Investment advisory	2,470,632
Custodian	604,597
Accounting services	554,118
Professional	156,315
Directors	84,345
Miscellaneous	148,500

Total expenses excluding interest expense	4,018,507
Interest expense	7,123,568

Total expenses	11,142,075
Less fees waived by Manager	(9,736)

Total expenses after fees waived	11,132,339

Net investment income	123,609,667

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(26,086,361)
Options written	(2,527,033)
Financial futures contracts	6,382,432
Swaps	19,705,604
Foreign currency transactions	(7,626,644)
Borrowed bonds	10,528,095

376,093

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(89,983,970)
Investments — affiliated	(1,360,645)
Options written	3,609,205
Financial futures contracts	(1,347,260)
Swaps	6,352,231
Foreign currency translations	7,176,594
Borrowed bonds	(3,647,532)

(79,201,377)

Total realized and unrealized (loss)	(78,825,284)

Net Increase in Net Assets Resulting from Operations	$44,784,383

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	65

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Decrease in Net Assets:	2013	2012

Operations
Net investment income	$123,609,667	$148,152,164
Net realized gain (loss)	376,093	60,887,390
Net change in unrealized appreciation/depreciation	(79,201,377)	122,434,923

Net increase in net assets resulting from operations	44,784,383	331,474,477

Capital Transactions
Proceeds from contributions	854,417,121	890,293,273
Value of withdrawals	(1,038,194,357)	(1,650,981,268)

Net decrease in net assets derived from capital transactions	(183,777,236)	(760,687,995)

Net Assets
Total decrease in net assets	(138,992,853)	(429,213,518)
Beginning of year	3,470,150,551	3,899,364,069

End of year	$3,331,157,698	$3,470,150,551

See Notes to Consolidated Financial Statements.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Year Ended September 30, 2013

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$44,784,383
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged for financial futures contracts	1,012,000
Decrease in cash pledged as collateral for over-the-counter derivatives	9,530,000
Increase in cash pledged as collateral on reverse repurchase agreements	(4,390,400)
Increase in cash pledged for centrally cleared swaps	(8,770,000)
Increase in variation margin receivable on futures	(564,166)
Increase in variation margin receivable on centrally cleared swaps	(1,124,675)
Decrease in swaps receivable	1,260,529
Decrease in swap premiums paid	7,064,662
Decrease in options written receivable	170,854
Decrease in interest receivable	5,232,041
Increase in dividends receivable — unaffiliated	(249)
Decrease in TBA sale commitments receivable	2,102,268,987
Decrease in receivable from principal paydowns	633,322
Decrease in prepaid expenses	11,210
Increase in other assets	(639,183)
Increase in cash received as collateral for reverse repurchase agreements	1,330,003
Increase in collateral received for over-the-counter derivatives	2,851,000
Decrease in variation margin payable on futures	(171,728)
Decrease in swaps payable	(701,446)
Decrease in TBA sale commitments at value	(2,101,677,907)
Decrease in other affiliates payable	(23,388)
Increase in Directors’ fees payable	13,172
Decrease in swap premiums received	(5,917,861)
Decrease in interest expense payable	(1,323,113)
Decrease in investment advisory fees payable	(5,167)
Increase in professional fees payable	118,963
Decrease in other accrued expenses payable	(186,638)
Net realized and unrealized gain (loss) on investments, options written, swaps, borrowed bonds and foreign currency translations	95,968,148
Premiums received from options written	74,153,323
Premiums paid on closing options written	(81,923,146)
Amortization of premium and accretion of discount on investments and swaps	15,047,874
Proceeds from sales of long-term investments and principal paydowns	28,941,807,950
Proceeds from borrowed bond transactions	1,740,867,638
Payments from borrowed bond transactions	(1,608,236,496)
Purchases of long-term investments	(28,895,986,300)
Net payments on purchases of short-term securities	(156,027,114)

Cash provided by operating activities	176,457,082

Cash Used for Financing Activities
Net cash payments from reverse repurchase agreements	(40,123,187)
Proceeds from treasury roll transactions	23,170,875
Payments from treasury roll transactions	(23,165,998)
Cash receipts from contributions	850,066,020
Cash payments on withdrawals	(1,033,914,741)
Increase in bank overdraft	41,121,654

Cash used for financing activities	(182,845,377)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	28,732

Cash and Foreign Currency
Net decrease in cash and foreign currency	(6,359,563)
Cash and foreign currency at beginning of year	9,161,425

Cash and foreign currency at end of year	$2,801,862

Cash Flow Information
Cash paid during the year for interest	$8,446,681

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	67

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009
Total Investment Return
Total investment return	1.30%	10.04%	2.82%	13.05%	10.95%

Ratios to Average Net Assets
Total expenses	0.32%	0.29%	0.56%	0.58%	0.17%

Total expenses after fees waived and paid indirectly	0.32%	0.29%	0.56%	0.58%	0.17%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.12%	0.12%	0.11%	0.13%	0.13%

Net investment income	3.59%	4.20%	4.67%	4.97%	6.10%

Supplemental Data
Net assets, end of year (000)	$3,331,158	$3,470,151	$3,899,364	$3,591,890	$3,123,655

Portfolio turnover	777%[2]	1,346%[3]	1,771%[4]	1,754%[5]	708%[6]

[1]	Consolidated Financial Highlights.

[2]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 450%.

[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.

See Notes to Consolidated Financial Statements.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio.

2. Significant Accounting Policies:

The Master Portfolio’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. However, the Master Portfolio isolates the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations; such amounts are categorized as net realized gain (loss) from foreign currency transactions for both financial reporting and income tax reporting purposes. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Master Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Master

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Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Master Portfolio and other shared expenses pro rated to the Master Portfolio are allocated daily to each class based on its relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Master Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated

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bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage

Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the

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“lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Master Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed

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bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Consolidated Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures

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contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, foreign currency exchange rate risk, equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

The Funds may also purchase and write a variety of options with nonstandard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including one-touch options and up-and-out options. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

The Master Portfolio may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Master Portfolio may invest in various types of barrier options including down-and-out options, down-and-in options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Master Portfolio enter into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that

76	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
	Derivatives Assets
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps	$17,169,600

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	2,555,926

Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	12,775,811

Equity contracts	Net unrealized appreciation/depreciation[1]; Swap premiums paid; Investments at value — unaffiliated[2]	1,528,331

Total		$34,029,668

	Derivatives Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps; Options written at value	$11,234,692

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	6,931,607

Credit contracts	Unrealized depreciation on swaps; Swap premiums received; Options written at value	16,298,206

Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps; Options written at value	1,481,314

Total		$35,945,819

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$5,348,123
Swaps	24,666,176
Options[3]	(6,779,109)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Financial futures contracts	$(38,640)
Foreign currency transactions	(18,088,484)
Options[3]	1,221,521
Credit contracts:
Swaps	(4,960,572)
Options[3]	632,711
Equity contracts:
Financial futures contracts	1,072,949
Options[3]	2,397,844

Total	$5,472,519

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,486,044)
Swaps	9,624,537
Options[3]	3,092,636
Foreign currency exchange contracts:
Foreign currency translations	7,067,418
Options[3]	(497,287)
Credit contracts:
Swaps	(2,767,320)
Options[3]	(21,883)
Equity contracts:
Financial futures contracts	138,784
Options[3]	301,950
Other contracts:
Swaps	(504,986)

Total	$14,947,805

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	6,192
Average number of contracts sold	5,314
Average notional value of contracts purchased	$1,180,908,175
Average notional value of contracts sold	$912,693,727
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	36
Average number of contracts - US dollars sold	25
Average US dollar amounts purchased	$764,453,215
Average US dollar amounts sold	$227,389,697
Options:
Average number of option contracts purchased	7,607
Average number of option contracts written	4,888
Average notional value of option contracts purchased	$901,979,785
Average notional value of option contracts written	$671,059,955
Average number of swaption contracts purchased	5
Average number of swaption contracts written	8
Average notional value of swaption contracts purchased	$613,145,022
Average notional value of swaption contracts written	$214,648,671
Credit default swaps:
Average number of contracts - buy protection	66
Average number of contracts - sell protection	77
Average notional value - buy protection	$526,176,238
Average notional value - sell protection	$378,912,530

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Interest rate swaps:
Average number of contracts - pays fixed rate	9
Average number of contracts - receives fixed rate	5
Average notional value - pays fixed rate	$686,694,750
Average notional value - receives fixed rate	$380,369,596
Total return swaps:
Average number of contracts	6
Average notional value	$20,234,155

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolios. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Master Portfolios should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Master Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. Each Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the

78	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.20%
$250 Million - $500 Million	0.15%
$500 Million - $750 Million	0.10%
Greater than $750 Million	0.05%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets which includes the assets of the Subsidiary.

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the year ended September 30, 2013, the Master LLC reimbursed the Manager $9,736 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was a purchase of $2,013,448.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2013, were $25,860,246,924 and $26,913,800,702, respectively.

Purchases and sales of US government securities, for the year ended September 30, 2013, were $10,721,928,943 and $10,876,769,251, respectively.

For the year ended September 30, 2013, purchases and sales related to mortgage dollar rolls were $15,399,568,586 and $15,400,245,221, respectively.

Transactions in options written for the year ended September 30, 2013, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	2,235	257,850	$4,387,271	—	403,130	$6,265,484
Options written	32,120	2,096,540	33,465,414	19,601	2,526,693	40,687,909
Options exercised	—	(158,840)	(506,754)	—	(3,579)	(40,798)
Options expired	(4,451)	(455,040)	(1,609,227)	(375)	(1,351,030)	(7,327,109)
Options closed	(25,877)	(1,573,360)	(34,022,732)	(19,226)	(1,389,759)	(37,813,245)

Outstanding options, end of year	4,027	167,150	$1,713,972	—	185,455	$1,772,241

[1]	Amount shown is in the currency in which the transaction was denominated.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	79

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

7. Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2013.

For the year ended September 30, 2013, the average amount of transactions considered as borrowings and the daily weighted average interest rate from reverse repurchase agreements and treasury roll transactions were $1,707,130,339 and 0.12%, respectively.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the

Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Consolidated Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

80	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Report of Independent Registered Public Accounting Firm

To the Investors of Master Total Return Portfolio and Board of Directors of Master Bond LLC:

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC, as of September 30, 2013, and the related consolidated statements of operations and cash flows for the period then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years ended September 30, 2013 and September 30, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Master Total Return Portfolio, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the two years ended September 30, 2013 and September 30, 2012, and its financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	81

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates,

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

82	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, second and third quartiles against its Lipper Performance Universe for the one-, three- and

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	83

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

five-year periods reported, respectively; for the one- and five-year periods, the Fund’s performance was in the 53rd and 54th percentile, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor was the Fund’s equity component. The Fund’s equity component was positioned too aggressively for the tumultuous environment of the last few years, as it was Fund management’s belief the market would break out of its longstanding trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers; the Fund had the lowest expenses relative to its Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the

84	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the

Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	85

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

86	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since from 2008 to 2012; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund/Master LLC’s Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	87

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund/Master LLC’s Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Bank of New York Mellon New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BlackRock International Limited Edinburgh, EH3 8JB United Kingdom

BlackRock (Singapore) Limited 079912 Singapore

88	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	89

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2013	91

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BC-9/13-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,563	$15,300	$0	$2,500	$15,350	$14,850	$0	$0
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$36,163	$35,900	$0	$2,500	$13,250	$13,250	$0	$0
Master Total Return Portfolio of Master Bond LLC	$80,263	$80,000	$0	$2,500	$13,500	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,350	$17,350
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$13,250	$15,750
Master Total Return Portfolio of Master Bond LLC	$13,500	$16,000

3

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of

 BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio

 of Master Bond LLC

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of

 BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio

 of Master Bond LLC

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of

 BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio

 of Master Bond LLC

Date: December 3, 2013

5